UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10487

Hotchkis and Wiley Funds
(Exact name of registrant as specified in charter)

725 S. Figueroa Street, 39th Floor Los Angeles, California 90071
(Address of principal executive offices) (Zip code)

Anna Marie Lopez Hotchkis and Wiley Capital Management, LLC 725 S. Figueroa Street, 39th Floor Los Angeles, California 90071
(Name and address of agent for service)

Copies to: Mitchell Nichter, Esq. Paul, Hastings, Janofsky & Walker, LLP 55 Second Street, Twenty-Fourth Floor San Francisco, California 94105
(Counsel for the Registrant)

Registrant’s telephone number, including area code:	(213) 430-1000

Date of fiscal year end:	June 30, 2011

Date of reporting period:	July 1, 2010 – June 30, 2011

Item 1 – Report to Shareholders

Diversified Value Fund
  Large Cap Value Fund
    Mid-Cap Value Fund
      Small Cap Value Fund
        Value Opportunities Fund
          Capital Income Fund
            High Yield Fund

HOTCHKIS AND WILEY FUNDS

JUNE 30, 2011

ANNUAL REPORT

TABLE OF CONTENTS

SHAREHOLDER LETTER	3

FUND PERFORMANCE DATA	6

SCHEDULE OF INVESTMENTS:

DIVERSIFIED VALUE FUND	14

LARGE CAP VALUE FUND	16

MID-CAP VALUE FUND	18

SMALL CAP VALUE FUND	20

VALUE OPPORTUNITIES FUND	22

CAPITAL INCOME FUND	24

HIGH YIELD FUND	30

STATEMENTS OF ASSETS AND LIABILITIES	36

STATEMENTS OF OPERATIONS	38

STATEMENTS OF CHANGES IN NET ASSETS	40

FINANCIAL HIGHLIGHTS	43

NOTES TO THE FINANCIAL STATEMENTS	47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	56

FUND EXPENSE EXAMPLES	57

BOARD CONSIDERATIONS IN APPROVING CONTINUATION OF INVESTMENT ADVISORY AGREEMENTS	58

BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISORY AGREEMENT FOR THE CAPITAL INCOME FUND	60

MANAGEMENT	61

PRIVACY POLICY	62

INFORMATION ABOUT THE FUNDS	BACK COVER

DEAR SHAREHOLDER:

The following investment review and annual report relates to the activities of the Hotchkis and Wiley Funds for the twelve months ended June 30, 2011.

OVERVIEW

U.S. stocks performed admirably over the past twelve months as the market's recovery from depressed valuation levels continued. An extraordinary corporate earnings recovery lifted stock prices, culminating in a +30.7% return for the S&P 500 over the twelve months ended June 30, 2011.

Compared to the impressive equity performance in second half of 2010, returns in the first half of 2011 have been subdued. Investors appear unable to reconcile continued earnings recovery with lackluster economic reports, which has hindered returns and amplified volatility of late. While S&P 500 companies have recouped nearly all (~96%) of the earnings they generated in 2007, the price level of the index has recovered only about 70%. The result is an equity market exhibiting robust earnings and attractive valuations. Against this backdrop, however, investors are concerned about the sovereign debt crisis in Europe and fiscal policies in the U.S., most notably the debt ceiling issue. While the geopolitical and macroeconomic environment is important, our experience tells us that these concerns tend to be overly discounted in stock prices and that focusing on normal earnings power and valuation can lead to favorable investment outcomes over time.

Until a considerable pullback in the most recent quarter, commodity prices had climbed sharply, driving material and energy stocks higher — the two top-performing sectors over the past twelve months. Financials, particularly the large money center banks, have been notable laggards despite compelling pre-provision income generation and an improving credit environment. The attractive long-term valuation opportunity in financials remains largely undisputed, but investors are concerned about regulatory uncertainty and the sovereign debt landscape. These concerns are discounted to such a degree that we have compelling valuation support even under exceptionally pessimistic scenarios.

Going forward, we recognize an opportunity to own companies with sustainable franchises, robust free cash flow, and strong balance sheets at attractive valuations. In our large cap equity funds, for example, we have positions in select information technology companies that epitomize these traits. A decade ago these were the "must own" stocks at 60x earnings; now they trade for less than 10x earnings, have significant excess cash, and have begun to embrace the virtue of returning this cash to shareholders. The aggregate portfolios are composed of a diverse collection of companies with low financial leverage, sustainable cash flows, and high shareholder payouts — trading at single digit multiples of our normal earnings estimates.

HOTCHKIS AND WILEY DIVERSIFIED VALUE FUND

The Fund's Class I, Class A, and Class C shares had total returns for the twelve month period ended June 30, 2011 of 27.44%, 27.16%, and 26.11%, respectively, compared to the S&P 500 Index return of 30.69% and the Russell 1000 Value Index return of 28.94%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 7 of this report to shareholders.)

An overweight in large banks was the primary detractor from performance versus the Russell 1000 Value Index for the period as regulatory uncertainty weighed on investors. The underweight in energy was also a detractor as oil prices climbed for most of the period. The largest individual detractors were Hewlett-Packard, Genworth Financial, and Bank of America. Overall stock selection was positive and the largest contributor to relative performance over the twelve month period. Positive selection in the consumer discretionary, materials, and consumer staples sectors were the primary contributors. The largest individual contributors were Royal Dutch Shell, J.C. Penney, and ConocoPhillips.

HOTCHKIS AND WILEY LARGE CAP VALUE FUND

The Fund's Class I, Class A, Class C, and Class R shares had total returns for the twelve month period ended June 30, 2011 of 27.61%, 27.21%, 26.28%, and 26.87%, respectively, compared to the S&P 500 Index return of 30.69% and the Russell 1000 Value Index return of 28.94%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 8 of this report to shareholders.)

Large banks underperformed due to uncertainty surrounding the regulatory environment and other macro-level issues. The Fund's overweight in these large money center banks was the primary performance detractor versus the Russell 1000 Value Index over the twelve month period. Also hurting relative performance was an underweight in energy, the top-performing sector for the index. The largest individual detractors were Hewlett-Packard, Bank of America, and Genworth Financial. Positive stock selection overall was the largest performance contributor over the period; selection in the materials, consumer staples, and consumer discretionary sectors led the way. The largest individual contributors were Celanese, Royal Dutch Shell, and J.C. Penney.

HOTCHKIS AND WILEY MID-CAP VALUE FUND

The Fund's Class I, Class A, Class C, and Class R shares had total returns for the twelve month period ended June 30, 2011 of 38.05%, 37.63%, 36.63%, and 37.32%, respectively, compared to the Russell Midcap Index return of 38.47% and the Russell Midcap Value Index return of 34.28%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 9 of this report to shareholders.)

Positive stock selection drove the outperformance versus the Russell Midcap Value Index over the twelve month period. Positive selection in the energy, materials, and information technology sectors were the top contributors. The largest individual contributors were MI Developments, Stone Energy, and Celanese. Detracting from performance was stock selection in the consumer discretionary and consumer staples sectors. The largest individual detractors were Valassis Communications, Jones Group, and Genworth Financial.

HOTCHKIS AND WILEY SMALL CAP VALUE FUND

The Fund's Class I, Class A, and Class R shares had total returns for the twelve month period ended June 30, 2011 of 40.29%, 39.94%, and 38.93%, respectively, compared to the Russell 2000 Index return of 37.41% and the Russell 2000 Value Index return of 31.35%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 10 of this report to shareholders.)

Positive stock selection represented nearly all of the outperformance versus the Russell 2000 Value Index over the twelve month period. The strongest performance relative to the index came from the energy, health care, and materials sectors. The largest individual contributors were Stone Energy, Noranda Aluminum, and King Pharmaceuticals. Stock selection in the consumer discretionary and consumer staples sectors held back performance relative to the index. The largest individual detractors were Valassis Communications, Jones Group, and Overhill Farms.

HOTCHKIS AND WILEY VALUE OPPORTUNITIES FUND

The Fund's Class I, Class A, and Class R shares had total returns for the twelve month period ended June 30, 2011 of 42.81%, 42.40%, and 41.35%, respectively, compared to the Russell 3000 Index return of 32.37% and the Russell 3000 Value Index return of 29.13%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 11 of this report to shareholders.)

Nearly all of the outperformance over the past twelve months versus the Russell 3000 Value Index was due to positive security selection. Positive selection in financials and materials drove the outperformance. An overweight in industrials and an underweight in consumer staples also aided returns. The largest individual contributors were Freddie Mac (preferred shares), Noranda Aluminum, and MI Developments. Security selection in the consumer discretionary and industrials sectors detracted from performance relative to the benchmark. The largest individual detractors were Valassis Communications, Tree.com, and Hewlett-Packard.

HOTCHKIS AND WILEY CAPITAL INCOME FUND

The Fund commenced operations on December 31, 2010. The investment review below discusses the Fund's performance since inception through June 30, 2011. The Fund's Class I and Class A shares had total returns of 5.90% and 5.87%, respectively, compared to the S&P 500 Index return of 6.02% and BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index return of 2.73%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 12 of this report to shareholders.)

Since the inception of the Capital Income Fund on December 31, 2010, both the equity and fixed income markets have performed fairly well, returning between +2% and +6%; the Fund's return fell in the upper portion of this range. While the long-term target allocation between dividend paying equities and high yield bonds is 50/50, we have been partial to equities in 2011. The equity allocation has ranged from 52% to 58%, with the high yield allocation comprising the balance. The equity overweight has been a modest tailwind as equities have outperformed slightly.

The equity portion of the Fund outperformed the S&P 500 over the period. Positive stock selection in industrials and an overweight in utilities were the primary performance contributors over the six month period. The largest individual contributors were Lockheed Martin, Philip Morris International, and Royal Dutch Shell. An underweight in the consumer discretionary sector and stock selection in information technology were the primary performance detractors. The largest individual detractors were Microsoft, JPMorgan, and Wells Fargo.

High yield bonds outperformed their investment grade counterparts for the six month period. The high yield bond portion of the portfolio outperformed both the BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index return of 2.73% and the BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index return of 4.81%. Strong performance from the portfolio's financial services, capital goods, and energy credits were performance contributors. Automotives was the portfolio's only negative performing sector over the six months, as General Motors debt declined.

HOTCHKIS AND WILEY HIGH YIELD FUND

The Fund's Class I and Class A shares had total returns for the twelve month period ended June 30, 2011 of 18.45% and 18.11%, respectively, compared to the BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index return of 14.56%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 13 of this report to shareholders.)

High yield bonds rallied over the twelve month period, outperforming investment grade bonds considerably. Treasury yields oscillated throughout the year but finished close to where they began, attributing the high yield market's rise to a contraction in spreads. The spread tightening was caused by meaningful improvements in market fundamentals — low defaults, credit upgrades, and robust refinancing. Default rates have cratered from over 3% twelve months ago to less than 1%, the upgrade/downgrade ratio (# of upgrades/# of downgrades) has matched its all-time high, and the sizeable new issue market has allowed for the extension of debt maturities. While yields are below historical averages, spreads remain attractive and imply a default rate around 5% — an overly pessimistic outcome, in our view, suggesting an attractive entry point at today's levels.

Nearly all of the outperformance over the past year came from positive credit selection. Credit selection in 15 of the 16 BofA Merrill Lynch sectors was positive or neutral over the twelve month period. The Fund's basic industry, financial services, and services sectors performed particularly well. The small cash position, which was simply a residual of the process, was the largest performance drag. Credit selection in consumer cyclicals also detracted from performance.

CONCLUSION

We appreciate your continued support of the Hotchkis and Wiley Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Anna Marie Lopez President	George Davis Fund Manager	Sheldon Lieberman Fund Manager

Patty McKenna Fund Manager	James Miles Fund Manager	Stan Majcher Fund Manager

David Green Fund Manager	Scott McBride Fund Manager	Judd Peters Fund Manager

Ray Kennedy Fund Manager	Mark Hudoff Fund Manager	Patrick Meegan Fund Manager

Past performance does not guarantee future results.

The above reflects opinions of Fund managers as of June 30, 2011. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Schedule of Investments in this report for a complete list of fund holdings for June 30, 2011. Indexes do not incur expenses or sales loads and are not available for investment.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income. Free cash flow is earnings before depreciation, amortization, and non-cash charges minus maintenance capital expenditures.

The Global Industry Classification Standard (GICS) was developed by MSCI and S&P, an independent international financial data and investment services company. The GICS methodology is used by the MSCI indexes, which include domestic and international stocks, as well as by a large portion of the professional investment management community. The GICS hierarchy begins with 10 sectors and is followed by 24 industry groups, 67 industries and 147 sub-industries. Each stock that is classified will have a coding at all four of these levels.

Diversification does not assure a profit nor protect against risk in a declining market.

Fund Performance Data

ABOUT FUND PERFORMANCE

The Large Cap Value Fund and Mid-Cap Value Fund have four classes of shares. The Diversified Value Fund, Small Cap Value Fund, Value Opportunities Fund, Capital Income Fund and High Yield Fund have three classes of shares. Each share class has its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Currently, the Capital Income Fund and High Yield Fund are not offering Class C shares to investors.

Class I shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan. Class I shares are available only to eligible investors.

Class A shares incur a maximum initial sales charge of 5.25% for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund and Value Opportunities Fund, 4.75% for the Capital Income Fund and 3.75% for the High Yield Fund and an annual distribution and service fee of 0.25%.

Class C shares are subject to an annual distribution and service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase. Class C shares automatically convert to Class A shares approximately eight years after purchase and will then be subject to lower distribution and service fees.

Class R shares have no initial sales charge or CDSC and are subject to an annual distribution and service fee of 0.50%. Class R shares are offered only by the Large Cap Value Fund and Mid-Cap Value Fund and are available only to certain retirement plans.

FUND RISKS

Mutual fund investing involves risk; loss of principal is possible. The Small Cap Value Fund, Mid-Cap Value Fund and Value Opportunities Fund invest in small- and medium-capitalization companies which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Value Opportunities Fund is a non-diversified fund which involves greater risk than investing in diversified funds, such as business risk, significant stock price fluctuations and sector concentration. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Value Opportunities Fund, Capital Income Fund and High Yield Fund invest in debt securities that decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Capital Income Fund and High Yield Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Capital Income Fund and High Yield Fund may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending upon the characteristics of particular derivatives, they can suddenly become illiquid. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Funds may invest in foreign securities, including developed and emerging markets, which involve greater volatility and political, economic, and currency risks.

MARKET INDEXES

The following are definitions for indexes used in the shareholder letter and the performance summary tables on the following pages. These indexes are unmanaged and include the reinvestment of dividends, but do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds' portfolios. The Funds' value disciplines may prevent or restrict investments in the benchmark indexes. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.

S&P 500® Index, a capital weighted, unmanaged index, represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Russell 3000® Index, an unmanaged index, is comprised of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 1000® Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index, an unmanaged index, is a stock market index comprised of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index (previously ML U.S. Domestic Master Index) is a broad-based measure of the total rate of return performance of the U.S. investment grade bond markets. The index is a capitalization weighted aggregation of outstanding U.S. Treasury, agency, and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index contains all securities in the BofA Merrill Lynch U.S. High Yield Index rated BB+ through B- by S&P (or equivalent as rated by Moody's or Fitch), but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

Fund Performance Data

DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2011	1 Year	5 Years	Since 8/30/04*
Class I
Average annual total return	27.44%	–1.18%	2.98%
Class A
Average annual total return (with sales charge)	20.50%	–2.49%	1.92%
Average annual total return (without sales charge)	27.16%	–1.43%	2.72%
Class C
Average annual total return (with CDSC)	25.11%	–2.10%	1.99%
Average annual total return (without CDSC)	26.11%	–2.10%	1.99%
S&P 500 Index††
Average annual total return	30.69%	2.94%	4.85%
Russell 1000 Index††
Average annual total return	31.93%	3.30%	5.43%
Russell 1000 Value Index††
Average annual total return	28.94%	1.15%	4.64%

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the current maximum sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in stocks of U.S. companies with market capitalizations similar to the Russell 1000 Index.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I, Class A and Class C.

Past performance is not indicative of future results and the table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

LARGE CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2011	1 Year	5 Years	10 Years	Since 6/24/87*
Class I
Average annual total return	27.61%	–2.04%	4.33%	8.28%
Class A
Average annual total return (with sales charge)	20.57%	–3.36%	3.52%	7.79%
Average annual total return (without sales charge)	27.21%	–2.31%	4.08%	8.03%
Class C
Average annual total return (with CDSC)	25.28%	–2.94%	3.34%	7.21%
Average annual total return (without CDSC)	26.28%	–2.94%	3.34%	7.21%
Class R
Average annual total return	26.87%	–2.56%	3.85%	7.75%
S&P 500 Index††
Average annual total return	30.69%	2.94%	2.72%	8.71%
Russell 1000 Index††
Average annual total return	31.93%	3.30%	3.21%	8.89%
Russell 1000 Value Index††
Average annual total return	28.94%	1.15%	3.98%	n/a

Returns shown for Class A, Class C, and Class R shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A — 10/26/01; Class C — 2/4/02; Class R — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the current maximum sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in stocks of U.S. companies with market capitalizations similar to the Russell 1000 Index.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

MID-CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2011	1 Year	5 Years	10 Years	Since 1/2/97*
Class I
Average annual total return	38.05%	3.32%	9.29%	12.40%
Class A
Average annual total return (with sales charge)	30.39%	1.95%	8.44%	11.72%
Average annual total return (without sales charge)	37.63%	3.06%	9.03%	12.13%
Class C
Average annual total return (with CDSC)	35.63%	2.46%	8.30%	11.34%
Average annual total return (without CDSC)	36.63%	2.46%	8.30%	11.34%
Class R
Average annual total return	37.32%	2.80%	8.90%	11.95%
Russell Midcap Index††
Average annual total return	38.47%	5.30%	7.59%	9.54%
Russell Midcap Value Index††
Average annual total return	34.28%	4.01%	8.42%	9.92%

Returns shown for Class A, Class C, and Class R shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A, Class C — 1/2/01; Class R — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the current maximum sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in stocks of U.S. companies with market capitalizations similar to the Russell Midcap Index.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

SMALL CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2011	1 Year	5 Years	10 Years	Since 9/20/85*
Class I
Average annual total return	40.29%	3.24%	11.14%	11.78%
Class A
Average annual total return (with sales charge)	32.58%	1.87%	10.31%	11.30%
Average annual total return (without sales charge)	39.94%	2.98%	10.91%	11.53%
Class C
Average annual total return (with CDSC)	37.93%	2.41%	10.15%	10.73%
Average annual total return (without CDSC)	38.93%	2.41%	10.15%	10.73%
Russell 2000 Index††
Average annual total return	37.41%	4.08%	6.27%	9.65%
Russell 2000 Value Index††
Average annual total return	31.35%	2.24%	7.53%	n/a

Returns shown for Class A and Class C shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A — 10/6/00; Class C — 2/4/02.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the current maximum sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in stocks of U.S. companies with market capitalizations less than $3 billion.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

VALUE OPPORTUNITIES FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2011	1 Year	5 Years	Since 12/31/02*
Class I
Average annual total return	42.81%	6.76%	13.04%
Class A
Average annual total return (with sales charge)	34.93%	5.36%	12.15%
Average annual total return (without sales charge)	42.40%	6.49%	12.86%
Class C
Average annual total return (with CDSC)	40.35%	5.82%	11.98%
Average annual total return (without CDSC)	41.35%	5.82%	11.98%
S&P 500 Index††
Average annual total return	30.69%	2.94%	7.00%
Russell 3000 Index††
Average annual total return	32.37%	3.35%	7.82%
Russell 3000 Value Index††
Average annual total return	29.13%	1.23%	7.59%

Returns shown for Class C shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class C — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the current maximum sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in securities of companies with strong capital appreciation potential.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

CAPITAL INCOME FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2011	Since 12/31/10*
Class I
Aggregate total return	5.90%
Class A
Aggregate total return (with sales charge)	0.83%
Aggregate total return (without sales charge)	5.87%
S&P 500 Index††
Aggregate total return	6.02%
BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index††
Aggregate total return	2.73%

Returns shown for Class A shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class A — 2/28/11.)

Aggregate total returns with sales charge shown for Class A shares have been adjusted to reflect the current applicable sales charge of the class. Returns for Class A reflect the current maximum initial sales charge of 4.75%. Aggregate total returns without sales charge do not reflect the current maximum sales charges. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in dividend-paying equities and high yield fixed income securities.

†† See index description on page 6.

††† Fund returns during the period shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

HIGH YIELD FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2011	1 Year	Since 3/31/09*
Class I
Average annual total return	18.45%	25.12%
Class A
Average annual total return (with sales charge)	13.68%	22.41%
Average annual total return (without sales charge)	18.11%	24.50%
BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index††
Average annual total return	14.56%	24.75%

Returns shown for Class A shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class A — 5/29/09.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the current applicable sales charge of the class. Returns for Class A reflect the current maximum initial sales charge of 3.75%. Average annual total returns without sales charge do not reflect the current maximum sales charges. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in high yield securities.

†† See index description on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Schedule of Investments — June 30, 2011

Hotchkis and Wiley Diversified Value Fund

Largest Equity Holdings	Percent of net assets
Hewlett-Packard Company	4.50%
Royal Dutch Shell PLC - Class B - ADR	4.14%
Wells Fargo & Company	3.90%
JPMorgan Chase & Company	3.87%
ConocoPhillips	3.71%
Lockheed Martin Corporation	3.22%
Vodafone Group PLC - ADR	3.08%
The Allstate Corporation	2.99%
Bank of America Corporation	2.97%
Exelon Corporation	2.96%

COMMON STOCKS — 99.19%	Shares Held	Value
CONSUMER DISCRETIONARY — 11.47% Auto Components — 2.24%
Johnson Controls, Inc.	91,200	$3,799,392
Magna International, Inc.	90,300	4,879,812
		8,679,204
Automobiles — 0.99%
General Motors Company (a)	125,900	3,822,324
Media — 3.69%
Comcast Corporation	307,100	7,441,033
The Interpublic Group of Companies, Inc.	240,200	3,002,500
Time Warner Cable, Inc.	49,600	3,870,784
		14,314,317
Multiline Retail — 2.12%
J.C. Penney Company, Inc.	238,100	8,223,974
Specialty Retail — 2.43%
The Gap, Inc.	250,400	4,532,240
Home Depot, Inc.	135,400	4,904,188
		9,436,428
TOTAL CONSUMER DISCRETIONARY		44,476,247
CONSUMER STAPLES — 6.67% Beverages — 0.99%
PepsiCo, Inc.	54,400	3,831,392
Food & Staples Retailing — 4.46%
CVS Caremark Corporation	197,900	7,437,082
Safeway, Inc.	146,800	3,430,716
Wal-Mart Stores, Inc.	120,800	6,419,312
		17,287,110
Food Products — 0.74%
Kraft Foods, Inc.	80,900	2,850,107
Household Products — 0.48%
Kimberly-Clark Corporation	28,200	1,876,992
TOTAL CONSUMER STAPLES		25,845,601

	Shares Held	Value
ENERGY — 10.60% Oil, Gas & Consumable Fuels — 10.60%
Chevron Corporation	27,700	$2,848,668
Cobalt International Energy, Inc. (a)	215,900	2,942,717
ConocoPhillips	191,300	14,383,847
Royal Dutch Shell PLC — Class B — ADR	223,800	16,057,650
Total SA — ADR	84,000	4,858,560
TOTAL ENERGY		41,091,442
FINANCIALS — 26.44% Commercial Banks — 6.52%
KeyCorp	318,503	2,653,130
PNC Financial Services Group, Inc.	66,315	3,953,037
SunTrust Banks, Inc.	136,700	3,526,860
Wells Fargo & Company	539,434	15,136,518
		25,269,545
Consumer Finance — 0.97%
Capital One Financial Corporation	73,200	3,782,244
Diversified Financial Services — 9.66%
Bank of America Corporation	1,050,222	11,510,433
Citigroup, Inc.	262,374	10,925,253
JPMorgan Chase & Company	366,400	15,000,416
		37,436,102
Insurance — 9.29%
The Allstate Corporation	380,200	11,607,506
American International Group, Inc. (a)	217,500	6,377,100
Genworth Financial, Inc. (a)	544,100	5,593,348
Hartford Financial Services Group, Inc.	75,600	1,993,572
MetLife, Inc.	88,742	3,893,112
Prudential Financial, Inc.	30,800	1,958,572
XL Group PLC	209,800	4,611,404
		36,034,614
TOTAL FINANCIALS		102,522,505

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2011

Hotchkis and Wiley Diversified Value Fund

	Shares Held	Value
HEALTH CARE — 7.93% Health Care Equipment & Supplies — 0.48%
Covidien PLC	35,000	$1,863,050
Health Care Providers & Services — 1.00%
Quest Diagnostics, Inc.	65,500	3,871,050
Pharmaceuticals — 6.45%
Eli Lilly & Company	174,100	6,533,973
Johnson & Johnson	79,100	5,261,732
Merck & Company, Inc.	78,996	2,787,769
Novartis AG — ADR	92,700	5,664,897
Pfizer, Inc.	231,400	4,766,840
		25,015,211
TOTAL HEALTH CARE		30,749,311
INDUSTRIALS — 10.81% Aerospace & Defense — 6.39%
The Boeing Company	25,300	1,870,429
Embraer SA — ADR	111,500	3,431,970
Huntington Ingalls Industries, Inc. (a)	15,483	534,164
Lockheed Martin Corporation	154,400	12,501,768
Northrop Grumman Corporation	92,600	6,421,810
		24,760,141
Air Freight & Logistics — 1.36%
FedEx Corporation	55,500	5,264,175
Industrial Conglomerates — 1.01%
Tyco International Limited	79,200	3,914,856
Machinery — 2.05%
Cummins, Inc.	28,900	2,990,861
PACCAR, Inc.	97,500	4,981,275
		7,972,136
TOTAL INDUSTRIALS		41,911,308
INFORMATION TECHNOLOGY — 13.21% Computers & Peripherals — 4.50%
Hewlett-Packard Company	479,200	17,442,880
Electronic Equipment, Instruments & Components — 1.79%
TE Connectivity Limited	188,900	6,943,964
IT Services — 0.50%
International Business Machines Corporation	11,200	1,921,360
Software — 6.42%
CA, Inc.	469,106	10,714,381
Microsoft Corporation	394,000	10,244,000
Oracle Corporation	120,000	3,949,200
		24,907,581
TOTAL INFORMATION TECHNOLOGY		51,215,785

	Shares Held	Value
MATERIALS — 1.11% Chemicals — 1.11%
Celanese Corporation	44,100	$2,350,971
PPG Industries, Inc.	21,600	1,961,064
TOTAL MATERIALS		4,312,035
TELECOMMUNICATION SERVICES — 3.08% Wireless Telecommunication Services — 3.08%
Vodafone Group PLC — ADR	446,400	11,927,808
TOTAL TELECOMMUNICATION SERVICES		11,927,808
UTILITIES — 7.87% Electric Utilities — 5.38%
Edison International	143,900	5,576,125
Exelon Corporation	268,300	11,493,972
PPL Corporation	136,300	3,793,229
		20,863,326
Multi-Utilities — 2.49%
Public Service Enterprise Group, Inc.	295,000	9,628,800
TOTAL UTILITIES		30,492,126
Total investments — 99.19% (Cost $459,713,948)		384,544,168
Time deposit* — 0.58%		2,243,436
Other assets in excess of liabilities — 0.23%		904,749
Net assets — 100.00%		$387,692,353

(a) — Non-income producing security.

ADR — American Depositary Receipt

* — Time deposit with HSBC Bank bears interest at 0.03% and matures on 7/1/2011. Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2011

Hotchkis and Wiley Large Cap Value Fund

Largest Equity Holdings	Percent of net assets
Hewlett-Packard Company	4.86%
Royal Dutch Shell PLC - Class B - ADR	4.39%
JPMorgan Chase & Company	4.38%
Wells Fargo & Company	4.11%
ConocoPhillips	4.00%
Exelon Corporation	3.96%
Lockheed Martin Corporation	3.58%
Vodafone Group PLC - ADR	3.56%
The Allstate Corporation	3.48%
CA, Inc.	3.25%

COMMON STOCKS — 97.72%	Shares Held	Value
CONSUMER DISCRETIONARY — 9.99% Auto Components — 1.00%
Magna International, Inc.	177,900	$9,613,716
Automobiles — 1.02%
Harley-Davidson, Inc.	239,600	9,816,412
Media — 2.60%
Comcast Corporation	1,030,600	24,971,438
Multiline Retail — 2.53%
J.C. Penney Company, Inc.	702,500	24,264,350
Specialty Retail — 2.64%
The Gap, Inc.	737,300	13,345,130
Home Depot, Inc.	328,609	11,902,218
		25,247,348
Textiles, Apparel & Luxury Goods — 0.20%
The Jones Group, Inc.	176,900	1,919,365
TOTAL CONSUMER DISCRETIONARY		95,832,629
CONSUMER STAPLES — 6.41% Food & Staples Retailing — 5.08%
CVS Caremark Corporation	576,700	21,672,386
Safeway, Inc.	411,500	9,616,755
Wal-Mart Stores, Inc.	329,300	17,499,002
		48,788,143
Food Products — 0.84%
Kraft Foods, Inc.	229,200	8,074,716
Tobacco — 0.49%
Philip Morris International, Inc.	69,900	4,667,223
TOTAL CONSUMER STAPLES		61,530,082

	Shares Held	Value
ENERGY — 9.91% Oil, Gas & Consumable Fuels — 9.91%
ConocoPhillips	510,700	$38,399,533
Royal Dutch Shell PLC — Class B — ADR	586,700	42,095,725
Total SA — ADR	251,400	14,540,976
TOTAL ENERGY		95,036,234
FINANCIALS — 27.69% Commercial Banks — 6.67%
PNC Financial Services Group, Inc.	282,600	16,845,786
Regions Financial Corporation	1,235,500	7,660,100
Wells Fargo & Company	1,405,891	39,449,301
		63,955,187
Consumer Finance — 1.33%
Capital One Financial Corporation	247,300	12,777,991
Diversified Financial Services — 10.54%
Bank of America Corporation	2,763,889	30,292,223
Citigroup, Inc.	690,068	28,734,432
JPMorgan Chase & Company	1,027,300	42,057,662
		101,084,317
Insurance — 9.15%
The Allstate Corporation	1,094,900	33,427,297
Genworth Financial, Inc. (a)	1,390,900	14,298,452
MetLife, Inc.	415,058	18,208,595
Unum Group	187,700	4,782,596
XL Group PLC	777,900	17,098,242
		87,815,182
TOTAL FINANCIALS		265,632,677

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2011

Hotchkis and Wiley Large Cap Value Fund

	Shares Held	Value
HEALTH CARE — 7.53% Pharmaceuticals — 7.53%
Eli Lilly & Company	634,100	$23,797,773
Johnson & Johnson	157,000	10,443,640
Merck & Company, Inc.	270,400	9,542,416
Novartis AG — ADR	274,100	16,750,251
Pfizer, Inc.	570,000	11,742,000
TOTAL HEALTH CARE		72,276,080
INDUSTRIALS — 8.52% Aerospace & Defense — 6.25%
Embraer SA — ADR	274,000	8,433,720
Huntington Ingalls Industries, Inc. (a)	39,150	1,350,675
Lockheed Martin Corporation	424,600	34,379,862
Northrop Grumman Corporation	227,700	15,790,995
		59,955,252
Industrial Conglomerates — 1.00%
Tyco International Limited	194,125	9,595,599
Machinery — 1.27%
PACCAR, Inc.	237,800	12,149,202
TOTAL INDUSTRIALS		81,700,053
INFORMATION TECHNOLOGY — 13.67% Computers & Peripherals — 4.86%
Hewlett-Packard Company	1,281,200	46,635,680
Electronic Equipment, Instruments & Components — 1.76%
TE Connectivity Limited	458,425	16,851,703
IT Services — 0.95%
International Business Machines Corporation	52,900	9,074,995
Software — 6.10%
CA, Inc.	1,362,981	31,130,486
Microsoft Corporation	1,056,000	27,456,000
		58,586,486
TOTAL INFORMATION TECHNOLOGY		131,148,864
MATERIALS — 1.29% Chemicals — 1.29%
Celanese Corporation	232,300	12,383,913
TOTAL MATERIALS		12,383,913
TELECOMMUNICATION SERVICES — 3.56% Wireless Telecommunication Services — 3.56%
Vodafone Group PLC — ADR	1,278,600	34,164,192
TOTAL TELECOMMUNICATION SERVICES		34,164,192
UTILITIES — 9.15% Electric Utilities — 6.64%
Edison International	420,200	16,282,750
Exelon Corporation	886,500	37,977,660
PPL Corporation	339,700	9,453,851
		63,714,261

	Shares Held	Value
Multi-Utilities — 2.51%
Public Service Enterprise Group, Inc.	737,500	$24,072,000
TOTAL UTILITIES		87,786,261
Total investments — 97.72% (Cost $1,128,783,577)		937,490,985
Time deposit* — 1.37%		13,108,689
Other assets in excess of liabilities — 0.91%		8,732,327
Net assets — 100.00%		$959,332,001

(a) — Non-income producing security.

ADR — American Depositary Receipt

* — Time deposit with Wells Fargo bears interest at 0.03% and matures on 7/1/2011. Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2011

Hotchkis and Wiley Mid-Cap Value Fund

Largest Equity Holdings	Percent of net assets
Valassis Communications, Inc.	6.05%
CA, Inc.	4.12%
Cobalt International Energy, Inc.	4.09%
Con-way, Inc.	3.99%
MI Developments, Inc.	3.86%
The Gap, Inc.	3.72%
Stone Energy Corporation	3.50%
Huntington Ingalls Industries, Inc.	3.22%
Arris Group, Inc.	3.09%
Edison International	2.95%

COMMON STOCKS — 99.14%	Shares Held	Value
CONSUMER DISCRETIONARY — 21.10% Auto Components — 4.37%
The Goodyear Tire & Rubber Company (a)	1,714,500	$28,752,165
Magna International, Inc.	563,400	30,446,136
		59,198,301
Automobiles — 0.49%
Harley-Davidson, Inc.	162,500	6,657,625
Media — 6.77%
The Interpublic Group of Companies, Inc.	779,000	9,737,500
Valassis Communications, Inc. (a) (b)	2,702,900	81,897,870
		91,635,370
Multiline Retail — 2.09%
J.C. Penney Company, Inc.	819,000	28,288,260
Specialty Retail — 6.17%
Aeropostale, Inc. (a)	363,400	6,359,500
The Gap, Inc.	2,785,800	50,422,980
Rent-A-Center, Inc.	874,700	26,730,832
		83,513,312
Textiles, Apparel & Luxury Goods — 1.21%
The Jones Group, Inc.	1,516,000	16,448,600
TOTAL CONSUMER DISCRETIONARY		285,741,468
CONSUMER STAPLES — 5.08% Food & Staples Retailing — 5.08%
Safeway, Inc.	1,600,100	37,394,337
SUPERVALU, Inc. (c)	3,328,300	31,319,303
TOTAL CONSUMER STAPLES		68,713,640

	Shares Held	Value
ENERGY — 10.61% Oil, Gas & Consumable Fuels — 10.61%
Cobalt International Energy, Inc. (a)	4,064,400	$55,397,772
Kosmos Energy Limited (a) (c)	1,308,500	22,218,330
Murphy Oil Corporation	160,700	10,551,562
Stone Energy Corporation (a)	1,561,600	47,457,024
Tesoro Corporation (a)	349,100	7,997,881
TOTAL ENERGY		143,622,569
FINANCIALS — 27.98% Commercial Banks — 11.27%
Fifth Third Bancorp	2,400,300	30,603,825
First Horizon National Corporation	864,158	8,244,064
KeyCorp	3,683,820	30,686,220
Regions Financial Corporation	5,844,100	36,233,420
SunTrust Banks, Inc.	1,327,300	34,244,340
Synovus Financial Corporation	6,053,200	12,590,656
		152,602,525
Diversified Financial Services — 1.80%
PHH Corporation (a)	1,189,700	24,412,644
Insurance — 11.05%
The Allstate Corporation	507,800	15,503,134
CNO Financial Group, Inc. (a)	4,368,400	34,554,044
Genworth Financial, Inc. (a)	3,203,300	32,929,924
Hartford Financial Services Group, Inc.	831,400	21,924,018
Unum Group	781,200	19,904,976
XL Group PLC	1,126,400	24,758,272
		149,574,368
Real Estate Management & Development — 3.86%
MI Developments, Inc.	1,718,200	52,284,826
TOTAL FINANCIALS		378,874,363

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2011

Hotchkis and Wiley Mid-Cap Value Fund

	Shares Held	Value
HEALTH CARE — 1.81% Health Care Equipment & Supplies — 0.32%
Kinetic Concepts, Inc. (a)	75,000	$4,322,250
Health Care Providers & Services — 1.49%
LifePoint Hospitals, Inc. (a)	335,600	13,115,248
Quest Diagnostics, Inc.	119,100	7,038,810
		20,154,058
TOTAL HEALTH CARE		24,476,308
INDUSTRIALS — 12.77% Aerospace & Defense — 5.48%
Alliant Techsystems, Inc.	142,700	10,178,791
Embraer SA — ADR	663,700	20,428,686
Huntington Ingalls Industries, Inc. (a)	1,264,300	43,618,350
		74,225,827
Construction & Engineering — 0.50%
EMCOR Group, Inc. (a)	229,000	6,711,990
Machinery — 0.51%
Terex Corporation (a)	243,800	6,936,110
Professional Services — 2.29%
Manpower, Inc.	577,000	30,956,050
Road & Rail — 3.99%
Con-way, Inc.	1,392,800	54,054,568
TOTAL INDUSTRIALS		172,884,545
INFORMATION TECHNOLOGY — 11.91% Communications Equipment — 3.09%
Arris Group, Inc. (a)	3,608,800	41,898,168
Computers & Peripherals — 0.18%
Lexmark International, Inc. (a)	81,800	2,393,468
Electronic Equipment, Instruments & Components — 2.85%
TE Connectivity Limited	1,050,700	38,623,732
Semiconductors & Semiconductor Equipment — 1.15%
ON Semiconductor Corporation (a)	1,487,000	15,568,890
Software — 4.64%
CA, Inc.	2,440,844	55,748,877
Symantec Corporation (a)	355,700	7,014,404
		62,763,281
TOTAL INFORMATION TECHNOLOGY		161,247,539

	Shares Held	Value
UTILITIES — 7.88% Electric Utilities — 7.88%
Edison International	1,032,000	$39,990,000
Great Plains Energy, Inc.	1,585,500	32,867,415
PPL Corporation	1,217,200	33,874,676
TOTAL UTILITIES		106,732,091
Total investments — 99.14% (Cost $1,502,933,152)		1,342,292,523
Collateral for securities on loan^ — 1.29%		17,477,265
Time deposit* — 1.00%		13,550,784
Liabilities in excess of other assets — (1.43)%		(19,335,333)
Net assets — 100.00%		$1,353,985,239

(a) — Non-income producing security.

(b) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(c) — All or a portion of this security is on loan. The total market value of securities on loan was $17,051,610.

ADR — American Depositary Receipt

^ — Collateral for securities on loan of $17,477,265 was invested in the Invesco Government Agency Portfolio. The 7-day yield as of June 30, 2011 was 0.02%.

* — Time deposit with Citibank bears interest at 0.03% and matures on 7/1/2011. Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2011

Hotchkis and Wiley Small Cap Value Fund

Largest Equity Holdings	Percent of net assets
Valassis Communications, Inc.	6.10%
Great Plains Energy, Inc.	4.74%
Alliant Techsystems, Inc.	4.46%
Noranda Aluminum Holding Corporation	4.30%
Con-way, Inc.	4.21%
MI Developments, Inc.	3.75%
Stone Energy Corporation	3.68%
Huntington Ingalls Industries, Inc.	3.47%
Symetra Financial Corporation	3.40%
Miller Industries, Inc.	3.32%

COMMON STOCKS — 98.94%	Shares Held	Value
CONSUMER DISCRETIONARY — 15.89% Auto Components — 1.05%
The Goodyear Tire & Rubber Company (a)	206,000	$3,454,620
Hotels, Restaurants & Leisure — 0.68%
Jack in the Box, Inc. (a)	81,200	1,849,736
Lakes Entertainment, Inc. (a)	175,900	386,980
		2,236,716
Household Durables — 0.79%
Furniture Brands International, Inc. (a)	632,800	2,619,792
Media — 6.94%
The Interpublic Group of Companies, Inc.	222,200	2,777,500
Valassis Communications, Inc. (a)	664,300	20,128,290
		22,905,790
Multiline Retail — 0.34%
99 Cents Only Stores (a)	54,700	1,107,128
Specialty Retail — 1.44%
Rent-A-Center, Inc.	155,800	4,761,248
Textiles, Apparel & Luxury Goods — 4.65%
The Jones Group, Inc.	717,300	7,782,705
Quiksilver, Inc. (a)	1,609,600	7,565,120
		15,347,825
TOTAL CONSUMER DISCRETIONARY		52,433,119
CONSUMER STAPLES — 1.50% Food Products — 1.50%
Overhill Farms, Inc. (a) (b)	889,200	4,935,060
TOTAL CONSUMER STAPLES		4,935,060
ENERGY — 6.77% Energy Equipment & Services — 0.47%
Bristow Group, Inc.	30,300	1,545,906

	Shares Held	Value
Oil, Gas & Consumable Fuels — 6.30%
Cobalt International Energy, Inc. (a)	579,700	$7,901,311
Petroquest Energy, Inc. (a)	105,400	739,908
Stone Energy Corporation (a)	400,100	12,159,039
		20,800,258
TOTAL ENERGY		22,346,164
FINANCIALS — 25.11% Commercial Banks — 5.56%
Associated Banc-Corp	210,500	2,925,950
First Horizon National Corporation	598,131	5,706,172
First Interstate BancSystem, Inc.	226,600	3,340,084
M&T Bank Corporation	3,991	351,009
Synovus Financial Corporation	606,800	1,262,144
Webster Financial Corporation	226,600	4,763,132
		18,348,491
Diversified Financial Services — 3.24%
PHH Corporation (a)	520,700	10,684,764
Insurance — 11.49%
CNO Financial Group, Inc. (a)	1,200,800	9,498,328
Employers Holdings, Inc.	203,600	3,414,372
Global Indemnity PLC (a)	422,113	9,362,466
The Hanover Insurance Group, Inc.	11,700	441,207
Horace Mann Educators Corporation	255,100	3,982,111
Symetra Financial Corporation	835,200	11,216,736
		37,915,220
Real Estate Investment Trusts — 0.80%
CapLease, Inc.	539,100	2,646,981
Real Estate Management & Development — 3.75%
MI Developments, Inc.	407,500	12,400,225

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2011

Hotchkis and Wiley Small Cap Value Fund

	Shares Held	Value
Thrifts & Mortgage Finance — 0.27%
First Financial Holdings, Inc.	87,900	$788,463
Territorial Bancorp, Inc.	4,600	95,312
		883,775
TOTAL FINANCIALS		82,879,456
HEALTH CARE — 3.89% Health Care Equipment & Supplies — 1.94%
Kinetic Concepts, Inc. (a)	110,900	6,391,167
Health Care Providers & Services — 1.95%
LifePoint Hospitals, Inc. (a)	84,300	3,294,444
PharMerica Corporation (a)	246,800	3,149,168
		6,443,612
TOTAL HEALTH CARE		12,834,779
INDUSTRIALS — 25.54% Aerospace & Defense — 8.15%
Alliant Techsystems, Inc.	206,400	14,722,512
Embraer SA — ADR	22,900	704,862
Huntington Ingalls Industries, Inc. (a)	332,400	11,467,800
		26,895,174
Commercial Services & Supplies — 0.46%
The Geo Group, Inc. (a)	65,200	1,501,556
Construction & Engineering — 0.43%
EMCOR Group, Inc. (a)	48,500	1,421,535
Machinery — 6.97%
CIRCOR International, Inc.	95,900	4,107,397
Meritor, Inc. (a)	112,200	1,799,688
Miller Industries, Inc.	586,900	10,969,161
Mueller Water Products, Inc.	389,800	1,551,404
Terex Corporation (a)	161,100	4,583,295
		23,010,945
Professional Services — 5.28%
Heidrick & Struggles International, Inc.	182,900	4,140,856
Hudson Highland Group, Inc. (a)	1,624,700	8,692,145
Manpower, Inc.	85,500	4,587,075
		17,420,076
Road & Rail — 4.25%
Con-way, Inc.	358,200	13,901,742
Saia, Inc. (a)	7,600	128,820
		14,030,562
TOTAL INDUSTRIALS		84,279,848
INFORMATION TECHNOLOGY — 8.00% Communications Equipment — 3.23%
Arris Group, Inc. (a)	817,600	9,492,336
Symmetricom, Inc. (a)	199,700	1,164,251
		10,656,587

	Shares Held	Value
Computers & Peripherals — 0.17%
Lexmark International, Inc. (a)	19,800	$579,348
IT Services — 3.35%
Ciber, Inc. (a)	307,000	1,703,850
Heartland Payment Systems, Inc.	195,600	4,029,360
Ness Technologies, Inc. (a)	704,800	5,335,336
		11,068,546
Semiconductors & Semiconductor Equipment — 1.25%
ON Semiconductor Corporation (a)	392,600	4,110,522
TOTAL INFORMATION TECHNOLOGY		26,415,003
MATERIALS — 4.30% Metals & Mining — 4.30%
Noranda Aluminum Holding Corporation (a)	937,400	14,192,236
TOTAL MATERIALS		14,192,236
UTILITIES — 7.94% Electric Utilities — 7.94%
Great Plains Energy, Inc.	754,200	15,634,566
Portland General Electric Company	269,900	6,823,072
Westar Energy, Inc.	139,400	3,751,254
TOTAL UTILITIES		26,208,892
Total investments — 98.94% (Cost $316,764,168)		326,524,557
Time deposit* — 0.18%		598,580
Other assets in excess of liabilities — 0.88%		2,891,060
Net assets — 100.00%		$330,014,197

(a) — Non-income producing security.

(b) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

ADR — American Depositary Receipt

* — Time deposit with Citibank bears interest at 0.03% and matures on 7/1/2011. Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2011

Hotchkis and Wiley Value Opportunities Fund

Largest Equity Holdings	Percent of net assets
Valassis Communications, Inc.	12.49%
Federal Home Loan Mortgage Corporation - Series Z	5.10%
Noranda Aluminum Holding Corporation	4.47%
JPMorgan Chase & Company	4.46%
Total SA - ADR	4.26%
Vodafone Group PLC - ADR	4.24%
Microsoft Corporation	4.06%
Cobalt International Energy, Inc.	4.04%
Hewlett-Packard Company	3.77%
Hudson Highland Group, Inc.	3.62%

COMMON STOCKS — 88.11%	Shares Held	Value
CONSUMER DISCRETIONARY — 14.40% Hotels, Restaurants & Leisure — 0.46%
Lakes Entertainment, Inc. (a)	179,600	$395,120
Household Durables — 0.25%
Furniture Brands International, Inc. (a)	53,400	221,076
Media — 12.49%
Valassis Communications, Inc. (a)	354,800	10,750,440
Textiles, Apparel & Luxury Goods — 1.20%
Quiksilver, Inc. (a)	219,700	1,032,590
TOTAL CONSUMER DISCRETIONARY		12,399,226
CONSUMER STAPLES — 1.84% Food & Staples Retailing — 0.48%
Wal-Mart Stores, Inc.	7,800	414,492
Food Products — 1.36%
Overhill Farms, Inc. (a)	210,800	1,169,940
TOTAL CONSUMER STAPLES		1,584,432
ENERGY — 8.30% Oil, Gas & Consumable Fuels — 8.30%
Cobalt International Energy, Inc. (a)	255,100	3,477,013
Total SA — ADR	63,400	3,667,056
TOTAL ENERGY		7,144,069
FINANCIALS — 18.26% Commercial Banks — 2.87%
Wells Fargo & Company	88,200	2,474,892
Diversified Financial Services — 4.46%
JPMorgan Chase & Company	93,800	3,840,172
Insurance — 5.54%
The Allstate Corporation	94,600	2,888,138
Global Indemnity PLC (a)	84,684	1,878,291
		4,766,429

	Shares Held	Value
Real Estate Management & Development — 2.10%
MI Developments, Inc.	59,300	$1,804,499
Thrifts & Mortgage Finance — 3.29%
Tree.com, Inc. (a) (b)	553,200	2,832,384
TOTAL FINANCIALS		15,718,376
INDUSTRIALS — 22.56% Aerospace & Defense — 8.82%
Alliant Techsystems, Inc.	6,300	449,379
Huntington Ingalls Industries, Inc. (a)	78,366	2,703,627
Lockheed Martin Corporation	36,500	2,955,405
Northrop Grumman Corporation	21,400	1,484,090
		7,592,501
Air Freight & Logistics — 0.45%
Air T, Inc.	42,900	384,813
Machinery — 4.41%
KSB AG (f)	1,100	840,124
Miller Industries, Inc.	158,098	2,954,852
		3,794,976
Marine — 1.93%
Clarkson PLC	83,000	1,658,481
Professional Services — 3.62%
Hudson Highland Group, Inc. (a)	582,000	3,113,700
Road & Rail — 3.33%
Con-way, Inc.	74,000	2,871,940
TOTAL INDUSTRIALS		19,416,411
INFORMATION TECHNOLOGY — 7.83% Computers & Peripherals — 3.77%
Hewlett-Packard Company	89,100	3,243,240
Software — 4.06%
Microsoft Corporation	134,500	3,497,000
TOTAL INFORMATION TECHNOLOGY		6,740,240

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2011

Hotchkis and Wiley Value Opportunities Fund

	Shares Held	Value
MATERIALS — 4.47% Metals & Mining — 4.47%
Noranda Aluminum Holding Corporation (a)	254,400	$3,851,616
TOTAL MATERIALS		3,851,616
TELECOMMUNICATION SERVICES — 4.24% Wireless Telecommunication Services — 4.24%
Vodafone Group PLC — ADR	136,500	3,647,280
TOTAL TELECOMMUNICATION SERVICES		3,647,280
UTILITIES — 6.21% Electric Utilities — 3.75%
Exelon Corporation	59,600	2,553,264
PPL Corporation	24,300	676,269
		3,229,533
Multi-Utilities — 2.46%
Public Service Enterprise Group, Inc.	64,700	2,111,808
TOTAL UTILITIES		5,341,341
Total common stocks (Cost $76,313,802)		75,842,991
INVESTMENT COMPANIES — 0.98%
Equity Mutual Funds — 0.98%
Diamond Hill Financial Trends Fund, Inc.	86,100	848,085
Total investment companies (Cost $644,142)		848,085
PREFERRED STOCKS — 9.39%
FINANCIALS — 9.39% Real Estate Investment Trusts — 3.34%
Strategic Hotels & Resorts, Inc. — Series A (a)	99,700	2,875,348
Thrifts & Mortgage Finance — 6.05%
Federal Home Loan Mortgage Corporation — Series K (a)	33,900	154,245
Federal Home Loan Mortgage Corporation — Series N (a)	118,600	406,205
Federal Home Loan Mortgage Corporation — Series S (a)	18,700	86,955
Federal Home Loan Mortgage Corporation — Series T (a)	37,900	170,550
Federal Home Loan Mortgage Corporation — Series Z (a)	1,489,100	4,392,845
		5,210,800
TOTAL FINANCIALS		8,086,148
Total preferred stocks (Cost $3,452,337)		8,086,148

CORPORATE BONDS — 0.83%	Amount	Value
ENERGY — 0.83% Oil, Gas & Consumable Fuels — 0.83%
American Petroleum Tankers LLC/American Petroleum Tankers Company 10.250%, 05/01/2015	$679,000	$712,950
TOTAL ENERGY		712,950
Total corporate bonds (cost $663,420)		712,950
Total investments — 99.31% (Cost $81,073,701)		85,490,174
Time deposit* — 0.45%		386,310
Other assets in excess of liabilities — 0.24%		205,535
Net assets — 100.00%		$86,082,019

(a) — Non-income producing security.

(b) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(f) — Security valued using Interactive Data's proprietary fair value pricing model. The total market value of this security was $840,124, representing 0.98% of net assets. See Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

* — Time deposit with HSBC Bank bears interest at 0.03% and matures on 7/1/2011. Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2011

Hotchkis and Wiley Capital Income Fund

Largest Issuers	Percent of net assets
Lockheed Martin Corporation	3.65%
Exelon Corporation	3.60%
Vodafone Group PLC - ADR	3.47%
Royal Dutch Shell PLC - Class B - ADR	3.46%
JPMorgan Chase & Company	3.42%
Microsoft Corporation	3.20%
ConocoPhillips	2.56%
Wells Fargo & Company	2.55%
Johnson & Johnson	2.32%
Philip Morris International, Inc.	2.32%

COMMON STOCKS — 57.44%	Shares Held	Value
CONSUMER DISCRETIONARY — 2.97% Automobiles — 0.37%
General Motors Company (b) (i)	4,600	$2,990
General Motors Company (b)	853	25,897
		28,887
Multiline Retail — 0.85%
J.C. Penney Company, Inc.	1,925	66,490
Specialty Retail — 1.75%
Home Depot, Inc.	3,802	137,708
TOTAL CONSUMER DISCRETIONARY		233,085
CONSUMER STAPLES — 9.18% Beverages — 1.14%
PepsiCo, Inc.	1,268	89,305
Food & Staples Retailing — 1.41%
Wal-Mart Stores, Inc. (c)	2,081	110,584
Food Products — 2.88%
Kraft Foods, Inc.	3,928	138,384
Unilever PLC — ADR	2,737	88,651
		227,035
Household Products — 1.43%
Kimberly-Clark Corporation	1,680	111,821
Tobacco — 2.32%
Philip Morris International, Inc. (c)	2,722	181,748
TOTAL CONSUMER STAPLES		720,493
ENERGY — 6.90% Oil, Gas & Consumable Fuels — 6.90%
ConocoPhillips	2,669	200,682
Royal Dutch Shell PLC — Class B — ADR	3,786	271,646
Total SA — ADR	1,197	69,234
TOTAL ENERGY		541,562

	Shares Held	Value
FINANCIALS — 9.23% Commercial Banks — 4.10%
PNC Financial Services Group, Inc.	2,578	$153,675
Wells Fargo & Company	5,984	167,910
		321,585
Diversified Financial Services — 3.42%
JPMorgan Chase & Company (c)	6,554	268,321
Insurance — 1.71%
The Allstate Corporation	4,396	134,210
TOTAL FINANCIALS		724,116
HEALTH CARE — 7.39% Pharmaceuticals — 7.39%
Eli Lilly & Company	3,560	133,607
Johnson & Johnson	2,733	181,799
Novartis AG — ADR	2,179	133,159
Pfizer, Inc.	6,369	131,201
TOTAL HEALTH CARE		579,766
INDUSTRIALS — 4.74% Aerospace & Defense — 4.74%
Lockheed Martin Corporation (c)	3,541	286,715
Northrop Grumman Corporation	1,232	85,439
TOTAL INDUSTRIALS		372,154
INFORMATION TECHNOLOGY — 4.28% IT Services — 1.08%
International Business Machines Corporation	495	84,917
Software — 3.20%
Microsoft Corporation	9,652	250,952
TOTAL INFORMATION TECHNOLOGY		335,869
MATERIALS — 0.49% Chemicals — 0.49%
RPM International, Inc.	1,678	38,628
TOTAL MATERIALS		38,628

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2011

Hotchkis and Wiley Capital Income Fund

	Shares Held	Value
TELECOMMUNICATION SERVICES — 3.47% Wireless Telecommunication Services — 3.47%
Vodafone Group PLC — ADR	10,202	$272,597
TOTAL TELECOMMUNICATION SERVICES		272,597
UTILITIES — 8.79% Electric Utilities — 6.48%
Edison International	3,433	133,029
Exelon Corporation (c)	6,592	282,402
PPL Corporation	3,339	92,924
		508,355
Multi-Utilities — 2.31%
Public Service Enterprise Group, Inc.	5,557	181,380
TOTAL UTILITIES		689,735
Total common stocks (Cost $4,366,943)		4,508,005
PREFERRED STOCKS — 2.31%
FINANCIALS — 2.31% Commercial Banks — 1.19%
Citigroup Capital XIII, 7.875% (a)	595	16,529
Countrywide Capital V, 7.000%	1,958	48,794
Zions Bancorporation — Series C, 9.500%	1,065	27,839
		93,162
Consumer Finance — 0.81%
Ally Financial, Inc. — Series G, 7.000% (Acquired 12/31/2010 — 03/24/2011, Cost $28,203) (r)	30	28,196
GMAC Capital Trust I — Series 2, 8.125% (a)	1,375	35,200
		63,396
Real Estate Investment Trusts — 0.18%
Strategic Hotels & Resorts, Inc. — Series A, 8.500% (b)	500	14,420
Thrifts & Mortgage Finance — 0.13%
Federal Home Loan Mortgage Corporation — Series Z, 8.375% (b)	3,385	9,986
TOTAL FINANCIALS		180,964
Total preferred stocks (Cost $170,354)		180,964
CONVERTIBLE PREFERRED STOCKS — 2.45%
CONSUMER DISCRETIONARY — 0.53% Auto Components — 0.53%
The Goodyear Tire & Rubber Company, 5.875%	750	41,715
TOTAL CONSUMER DISCRETIONARY		41,715
FINANCIALS — 1.43% Commercial Banks — 0.70%
KeyCorp — Series A, 7.750%	200	22,400
Wells Fargo & Company, 7.500%	30	31,799
		54,199

	Shares Held	Value
Diversified Financial Services — 0.41%
Citigroup, Inc., 7.500%	271	$32,561
Insurance — 0.32%
Hartford Financial Services Group, Inc. — Series F, 7.250%	960	25,018
TOTAL FINANCIALS		111,778
UTILITIES — 0.49% Electric Utilities — 0.49%
PPL Corporation, 8.750%	700	38,437
TOTAL UTILITIES		38,437
Total convertible preferred stocks (Cost $189,047)		191,930
INVESTMENT COMPANIES — 1.63%
Exchange Traded Funds — 1.63%
iShares iBoxx $ High Yield Corporate Bond Fund	1,400	127,834
Total investment companies (Cost $129,276)		127,834
CONVERTIBLE BONDS — 0.37%	Amount
INDUSTRIALS — 0.37% Machinery — 0.37%
Meritor, Inc. 4.000%, 02/15/2027	$30,000	28,800
TOTAL INDUSTRIALS		28,800
Total convertible bonds (Cost $31,911)		28,800
CORPORATE BONDS — 32.90%
CONSUMER DISCRETIONARY — 7.44% Auto Components — 1.26%
Allison Transmission, Inc. 7.125%, 05/15/2019 (Acquired 05/09/2011, Cost $25,344) (r)	25,000	24,438
American Axle & Manufacturing Holdings, Inc. 9.250%, 01/15/2017 (Acquired 12/31/2010, Cost $19,999) (r)	18,000	19,710
Pinafore LLC/Pinafore, Inc. 9.000%, 10/01/2018 (Acquired 12/31/2010 — 06/03/2011, Cost $32,552) (r)	30,000	32,475
Stoneridge, Inc. 9.500%, 10/15/2017 (Acquired 12/31/2010, Cost $21,619) (r)	20,000	22,200
		98,823
Automobiles — 0.38%
Chrysler Group LLC 8.250%, 06/15/2021 (Acquired 05/19/2011 — 06/03/2011, Cost $29,963) (r)	30,000	29,550

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2011

Hotchkis and Wiley Capital Income Fund

	Amount	Value
Hotels, Restaurants & Leisure — 1.94%
CityCenter Holdings LLC/ CityCenter Finance Corporation 11.500%, 01/15/2017 (Acquired 03/25/2011 — 06/20/2011, Cost $25,327) (p) (r)	$25,000	$27,250
CKE Restaurants, Inc. 11.375%, 07/15/2018	45,000	49,387
DineEquity, Inc. 9.500%, 10/30/2018 (Acquired 12/31/2010 — 06/03/2011, Cost $32,257) (r)	30,000	32,700
NCL Corporation Limited 9.500%, 11/15/2018 (Acquired 12/31/2010 — 06/03/2011, Cost $42,459) (r)	40,000	42,800
		152,137
Household Durables — 0.32%
M/I Homes, Inc. 8.625%, 11/15/2018	25,000	24,719
Leisure Equipment & Products — 0.71%
Harrah's Operating Company, Inc. 10.000%, 12/15/2018	25,000	22,688
Seven Seas Cruises 9.125%, 05/15/2019 (Acquired 05/13/2011, Cost $32,000) (r)	32,000	33,120
		55,808
Media — 2.50%
Bresnan Broadband Holdings LLC 8.000%, 12/15/2018 (Acquired 12/31/2010, Cost $20,700) (r)	20,000	20,725
CCO Holdings LLC/ CCO Holdings Capital Corporation 6.500%, 04/30/2021	25,000	24,781
Cequel Communications Holdings I LLC/ Cequel Capital Corporation 8.625%, 11/15/2017 (Acquired 12/31/2010 — 06/21/2011, Cost $36,302) (r)	35,000	36,574
Clear Channel Worldwide Holdings, Inc. — Series B 9.250%, 12/15/2017	30,000	32,850
Cumulus Media, Inc. 7.750%, 05/01/2019 (Acquired 05/26/2011, Cost $20,050) (r)	20,000	19,400
Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Company KG 7.500%, 03/15/2019 (Acquired 03/28/2011 — 04/05/2011, Cost $30,688) (r)	30,000	30,750
Unitymedia Hessen GmbH & Company/ Unitymedia NRW GmbH 8.125%, 12/01/2017 (Acquired 12/31/2010, Cost $31,500) (r)	30,000	32,025
		197,105

	Amount	Value
Multiline Retail — 0.33%
Dillard's, Inc. 7.130%, 08/01/2018	$25,000	$25,625
TOTAL CONSUMER DISCRETIONARY		583,767
CONSUMER STAPLES — 0.86% Food Products — 0.32%
Del Monte Foods Company 7.625%, 02/15/2019 (Acquired 02/01/2011, Cost $25,000) (r)	25,000	25,375
Household Products — 0.54%
FGI Holding Company, Inc. 11.250%, 10/01/2015 (p)	20,587	20,767
FGI Operating Company, Inc. 10.250%, 08/01/2015	20,000	21,350
		42,117
TOTAL CONSUMER STAPLES		67,492
ENERGY — 3.79% Energy Equipment & Services — 1.35%
McJunkin Red Man Corporation 9.500%, 12/15/2016 (Acquired 12/31/2010, Cost $23,854) (r)	25,000	25,563
Parker Drilling Company 9.125%, 04/01/2018	35,000	37,100
PHI, Inc. 8.625%, 10/15/2018	25,000	26,250
Thermon Industries, Inc. 9.500%, 05/01/2017	16,000	17,240
		106,153
Oil, Gas & Consumable Fuels — 2.44%
American Petroleum Tankers LLC/ American Petroleum Tankers Company 10.250%, 05/01/2015	32,000	33,600
Comstock Resources, Inc. 8.375%, 10/15/2017	20,000	21,100
7.750%, 04/01/2019	30,000	30,263
Overseas Shipholding Group, Inc. 7.500%, 02/15/2024	27,000	22,815
PetroQuest Energy LLC 10.000%, 09/01/2017	30,000	31,800
Stone Energy Corporation 8.625%, 02/01/2017	50,000	51,749
		191,327
TOTAL ENERGY		297,480

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2011

Hotchkis and Wiley Capital Income Fund

	Amount	Value
FINANCIALS — 4.06% Commercial Banks — 0.93%
CIT Group, Inc. 7.000%, 05/02/2017 (Acquired 12/31/2010 — 03/24/2011, Cost $50,116) (r)	$50,000	$50,000
TransUnion LLC/TransUnion Financing Corporation 11.375%, 06/15/2018	20,000	22,700
		72,700
Consumer Finance — 1.42%
Ally Financial, Inc. 7.250%, 09/15/2017	20,000	20,034
Credit Acceptance Corporation 9.125%, 02/01/2017 (Acquired 04/04/2011, Cost $26,967) (r)	25,000	26,813
SLM Corporation — Series A 8.450%, 06/15/2018	30,000	32,971
Springleaf Finance Corporation 6.900%, 12/15/2017	35,000	32,288
		112,106
Diversified Financial Services — 0.42%
PHH Corporation 9.250%, 03/01/2016	30,000	32,963
Insurance — 0.96%
American International Group, Inc. 8.175%, 05/15/2058 (a)	25,000	27,409
CNO Financial Group, Inc. 9.000%, 01/15/2018 (Acquired 12/31/2010 — 05/17/2011, Cost $47,852) (r)	45,000	47,925
		75,334
Investments & Miscellaneous Financial Services — 0.33%
Constellation Enterprises LLC 10.625%, 02/01/2016 (Acquired 01/20/2011 — 01/21/2011, Cost $24,802) (i) (r)	25,000	25,656
TOTAL FINANCIALS		318,759

	Amount	Value
HEALTH CARE — 3.95% Health Care Providers & Services — 2.05%
AMGH Merger Sub, Inc. 9.250%, 11/01/2018 (Acquired 12/31/2010 — 06/03/2011, Cost $26,458) (r)	$25,000	$26,500
Capella Healthcare, Inc. 9.250%, 07/01/2017 (Acquired 12/31/2010 — 06/03/2011, Cost $37,476) (r)	35,000	37,100
CDRT Merger Sub, Inc. 8.125%, 06/01/2019 (Acquired 05/13/2011 — 06/03/2011, Cost $35,188) (r)	35,000	35,088
CHS/Community Health Systems, Inc. 8.875%, 07/15/2015	40,000	41,300
Surgical Care Affiliates, Inc. 10.000%, 07/15/2017 (Acquired 12/31/2010, Cost $20,400) (r)	20,000	20,750
		160,738
Health Care Technology — 0.98%
Giant Funding Corporation 8.250%, 02/01/2018 (Acquired 01/13/2011 — 06/03/2011, Cost $31,388) (r)	30,000	31,425
MedAssets, Inc. 8.000%, 11/15/2018 (Acquired 12/31/2010, Cost $20,200) (r)	20,000	19,900
STHI Holding Corporation 8.000%, 03/15/2018 (Acquired 03/11/2011 — 03/24/2011, Cost $25,764) (r)	25,000	25,500
		76,825
Pharmaceuticals — 0.92%
ConvaTec Healthcare E SA 10.500%, 12/15/2018 (Acquired 12/31/2010 — 06/28/2011, Cost $41,075) (r)	40,000	41,600
Endo Pharmaceuticals Holdings, Inc. 7.250%, 01/15/2022 (Acquired 06/03/2011 — 06/15/2011, Cost $30,100) (r)	30,000	30,600
		72,200
TOTAL HEALTH CARE		309,763

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2011

Hotchkis and Wiley Capital Income Fund

	Amount	Value
INDUSTRIALS — 4.60% Airlines — 1.53%
America West Airlines Pass Through Trust — Series 2001-1 7.100%, 04/02/2021	$20,908	$20,751
American Airlines, Inc. 7.500%, 03/15/2016 (Acquired 03/09/2011 — 06/02/2011, Cost $34,856) (r)	35,000	34,475
Continental Airlines, Inc. Pass Through Trust — Series 2003-ERJ1 7.875%, 07/02/2018	37,937	37,842
Delta Air Lines, Inc. Pass Through Trust — Class B — Series 2007-1 8.021%, 08/10/2022	26,797	27,231
		120,299
Building Products — 0.45%
Roofing Supply Group LLC/ Roofing Supply Finance, Inc. 8.625%, 12/01/2017 (Acquired 12/31/2010 — 06/03/2011, Cost $36,175) (r)	35,000	35,131
Commercial Services & Supplies — 1.33%
International Lease Finance Corporation 8.250%, 12/15/2020	50,000	54,125
RSC Equipment Rental, Inc./RSC Holdings III LLC 8.250%, 02/01/2021	30,000	30,000
United Rentals North America, Inc. 8.375%, 09/15/2020	20,000	20,350
		104,475
Machinery — 0.96%
Accuride Corporation 9.500%, 08/01/2018	20,000	21,500
Altra Holdings, Inc. 8.125%, 12/01/2016	20,000	21,700
The Manitowoc Company, Inc. 8.500%, 11/01/2020	30,000	32,175
		75,375
Road & Rail — 0.33%
Florida East Coast Railway Corporation 8.125%, 02/01/2017 (Acquired 02/09/2011 — 04/06/2011, Cost $26,070) (r)	25,000	25,938
TOTAL INDUSTRIALS		361,218

	Amount	Value
INFORMATION TECHNOLOGY — 1.12% Communications Equipment — 0.31%
CDW Escrow Corporation 8.500%, 04/01/2019 (Acquired 03/29/2011, Cost $25,000) (r)	$25,000	$24,625
Electronic Equipment, Instruments & Components — 0.60%
Freescale Semiconductor, Inc. 9.250%, 04/15/2018 (Acquired 12/31/2010, Cost $21,942) (r)	20,000	21,650
8.050%, 02/01/2020 (Acquired 06/07/2010, Cost $24,504) (r)	25,000	25,250
		46,900
Software — 0.21%
First Data Corporation 8.875%, 08/15/2020 (Acquired 12/31/2010, Cost $15,881) (r)	15,000	16,088
TOTAL INFORMATION TECHNOLOGY		87,613
MATERIALS — 4.41% Chemicals — 1.17%
Georgia Gulf Corporation 9.000%, 01/15/2017 (Acquired 12/31/2010, Cost $21,666) (r)	20,000	21,400
Hexion U.S. Finance Corporation/ Hexion Nova Scotia Finance ULC 8.875%, 02/01/2018	20,000	20,900
Momentive Performance Materials, Inc. 9.000%, 01/15/2021	20,000	20,500
Omnova Solutions, Inc. 7.875%, 11/01/2018 (Acquired 05/31/2011 — 06/27/2011, Cost $30,025) (r)	30,000	28,988
		91,788
Containers & Packaging — 0.78%
BWAY Holding Company 10.000%, 06/15/2018	30,000	32,888
Solo Cup Company 8.500%, 02/15/2014	30,000	28,125
		61,013
Metals & Mining — 0.74%
Atkore International, Inc. 9.875%, 01/01/2018 (Acquired 12/31/2010 — 06/03/2011, Cost $36,974) (r)	35,000	36,925
Rain CII Carbon LLC/CII Carbon Corporation 8.000%, 12/01/2018 (Acquired 12/31/2010, Cost $20,600) (r)	20,000	21,400
		58,325

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2011

Hotchkis and Wiley Capital Income Fund

	Amount	Value
Paper & Forest Products — 1.72%
Ainsworth Lumber Company Limited 11.000%, 07/29/2015 (Acquired 12/31/2010 — 06/21/2011, Cost $39,984) (p) (r)	$41,000	$38,129
Georgia-Pacific LLC 7.750%, 11/15/2029	25,000	28,851
Longview Fibre Paper & Packaging 8.000%, 06/01/2016 (Acquired 05/17/2011, Cost $36,318) (r)	36,000	36,360
Verso Paper Holdings LLC/Verso Paper, Inc. 8.750%, 02/01/2019 (Acquired 02/02/2011 — 06/28/2011, Cost $34,871) (r)	35,000	31,325
		134,665
TOTAL MATERIALS		345,791
TELECOMMUNICATION SERVICES — 0.27% Wireless Telecommunication Services — 0.27%
Clearwire Communication LLC/ Clearwire Finance, Inc. 12.000%, 12/01/2015 (Acquired 12/31/2010, Cost $21,583) (r)	20,000	21,450
TOTAL TELECOMMUNICATION SERVICES		21,450
UTILITIES — 2.40% Electric Utilities — 1.04%
GenOn Energy, Inc. 9.500%, 10/15/2018	30,000	31,349
NRG Energy, Inc. 7.875%, 05/15/2021 (Acquired 05/10/2011, Cost $25,000) (r)	25,000	25,000
Texas Competitive Electric Holdings Company LLC 11.500%, 10/01/2020 (Acquired 04/18/2011, Cost $25,063) (r)	25,000	24,688
		81,037
Independent Power Producers & Energy Traders — 0.91%
Calpine Corporation 7.875%, 07/31/2020 (Acquired 12/31/2010 — 01/05/2011, Cost $30,675) (r)	30,000	31,500
Edison Mission Energy 7.000%, 05/15/2017	30,000	24,450
Mirant Americas Generation LLC 8.500%, 10/01/2021	15,000	15,450
		71,400
Multi-Utilities — 0.45%
Energy Future Intermediate Holding Company LLC 9.750%, 10/15/2019	35,000	35,559
TOTAL UTILITIES		187,996
Total corporate bonds (Cost $2,576,039)		2,581,329

WARRANTS — 0.11%	Shares Held	Value
Automobiles — 0.11%
General Motors Company Expiration: July 2016 Exercise Price: $10.00 (b)	406	$8,688
Total warrants (Cost $11,639)		8,688
Total investments — 97.21% (Cost $7,475,209)		7,627,550
Time deposit* — 1.91%		150,061
Other assets in excess of liabilities — 0.88%		69,105
Net assets — 100.00%		$7,846,716

(a) — The coupon rate shown on variable rate securities represents the rate at June 30, 2011.

(b) — Non-income producing security.

(c) — All or a portion of this security is segregated as collateral for delayed delivery securities.

(i) — Illiquid security

(p) — Payment in-kind security.

(r) — Restricted security under Rule 144A of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $1,402,030, representing 17.87% of net assets.

ADR — American Depositary Receipt

* — Time deposit with HSBC Bank bears interest at 0.03% and matures on 7/1/2011. Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2011

Hotchkis and Wiley High Yield Fund

Largest Issuers	Percent of net assets
Ally Financial, Inc.	2.67%
International Lease Finance Corporation	1.60%
CIT Group, Inc.	1.60%
CNO Financial Group, Inc.	1.52%
Stone Energy Corporation	1.51%
CKE Restaurants, Inc.	1.40%
PetroQuest Energy LLC	1.35%
Comstock Resources, Inc.	1.35%
Zions Bancorporation	1.35%
Strategic Hotels & Resorts, Inc.	1.32%

CORPORATE BONDS — 81.20%	Amount	Value
Airlines — 4.54%
America West Airlines Pass Through Trust — Series 2001-1 7.100%, 04/02/2021	$2,188,756	$2,172,340
American Airlines, Inc. 7.500%, 03/15/2016 (Acquired 03/09/2011 — 03/15/2011, Cost $2,467,671) (r)	2,480,000	2,442,800
Continental Airlines, Inc. Pass Through Trust — Series 2003-ERJ1 7.875%, 07/02/2018	1,718,837	1,714,540
Delta Air Lines, Inc. Pass Through Trust — Class B — Series 2007-1 8.021%, 08/10/2022	2,054,950	2,088,240
United Air Lines, Inc. Pass Through Trust — Class B — Series 2007-1 7.336%, 07/02/2019 (Acquired 06/23/2010 — 05/03/2011, Cost $2,489,900) (e) (i)	2,619,590	2,511,401
		10,929,321
Auto Loans — 1.10%
Credit Acceptance Corporation 9.125%, 02/01/2017 (Acquired 02/28/2011 — 04/04/2011, Cost $2,649,718) (r)	2,475,000	2,654,438

	Amount	Value
Auto Parts & Equipment — 3.63%
Accuride Corporation 9.500%, 08/01/2018	$480,000	$516,000
Affinia Group, Inc. 10.750%, 08/15/2016 (Acquired 08/06/2009 — 02/09/2011, Cost $1,856,326) (r)	1,728,000	1,935,360
Allison Transmission, Inc. 7.125%, 05/15/2019 (Acquired 04/27/2011 — 05/09/2011, Cost $1,991,531) (r)	1,975,000	1,930,563
American Axle & Manufacturing Holdings, Inc. 9.250%, 01/15/2017 (Acquired 12/10/2009 — 05/03/2010, Cost $969,076) (r)	950,000	1,040,250
Pinafore LLC/Pinafore, Inc. 9.000%, 10/01/2018 (Acquired 09/21/2010 — 01/12/2011, Cost $2,189,323) (r)	2,080,000	2,251,600
Stoneridge, Inc. 9.500%, 10/15/2017 (Acquired 09/24/2010 — 01/04/2011, Cost $1,030,103) (r)	1,005,000	1,115,550
		8,789,323
Automakers — 0.98%
Chrysler Group LLC 8.250%, 06/15/2021 (Acquired 05/19/2011 — 06/13/2011, Cost $2,415,346) (r)	2,410,000	2,373,850
Banking — 0.59%
Ally Financial, Inc. 7.250%, 09/15/2017	1,431,000	1,433,443
Building & Construction — 1.13%
M/I Homes, Inc. 8.625%, 11/15/2018	2,730,000	2,699,287

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2011

Hotchkis and Wiley High Yield Fund

	Amount	Value
Building Materials — 1.13%
Roofing Supply Group LLC/ Roofing Supply Finance, Inc. 8.625%, 12/01/2017 (Acquired 11/08/2010 — 01/12/2011, Cost $2,813,306) (r)	$2,725,000	$2,735,219
Chemicals — 2.58%
Georgia Gulf Corporation 9.000%, 01/15/2017 (Acquired 12/11/2009 — 08/13/2010, Cost $1,300,598) (r)	1,269,000	1,357,830
Hexion U.S. Finance Corporation/ Hexion Nova Scotia Finance ULC 8.875%, 02/01/2018	1,480,000	1,546,600
Momentive Performance Materials, Inc. 9.000%, 01/15/2021	1,230,000	1,260,750
Omnova Solutions, Inc. 7.875%, 11/01/2018 (Acquired 05/31/2011 — 06/27/2011, Cost $2,150,042) (r)	2,125,000	2,053,281
		6,218,461
Consumer — Products — 1.14%
FGI Holding Company, Inc. 11.250%, 10/01/2015 (p)	1,265,782	1,276,858
FGI Operating Company, Inc. 10.250%, 08/01/2015	1,380,000	1,473,150
		2,750,008
Consumer/Commercial/Lease Financing — 5.46%
CIT Group, Inc. 7.000%, 05/01/2017	405	404
7.000%, 05/02/2017 (Acquired 12/10/2009 — 03/24/2011, Cost $3,768,005) (r)	3,848,000	3,848,000
International Lease Finance Corporation 8.250%, 12/15/2020 (c)	3,570,000	3,864,525
SLM Corporation — Series A 8.450%, 06/15/2018 (c)	1,570,000	1,725,537
Springleaf Finance Corporation 6.900%, 12/15/2017	2,525,000	2,329,312
TransUnion LLC/ TransUnion Financing Corporation 11.375%, 06/15/2018	1,230,000	1,396,050
		13,163,828
Department Stores — 0.88%
Dillard's, Inc. 7.130%, 08/01/2018	2,070,000	2,121,750
Diversified Capital Goods — 0.52%
FCC Holdings, Inc. 12.000%, 12/15/2015 (Acquired 01/03/2011, Cost $1,253,125) (i) (r)	1,250,000	1,262,500

	Amount	Value
Electric — Generation — 5.60%
Calpine Corporation 7.875%, 07/31/2020 (Acquired 06/15/2011 — 06/29/2011, Cost $2,056,250) (r)	$2,000,000	$2,100,000
Edison Mission Energy 7.000%, 05/15/2017 (c)	2,425,000	1,976,375
Energy Future Holdings Corporation 9.750%, 10/15/2019	2,113,000	2,146,729
Energy Future Intermediate Holding Company LLC 9.750%, 10/15/2019	1,057,000	1,073,873
GenOn Energy, Inc. 9.500%, 10/15/2018	1,720,000	1,797,400
Mirant Americas Generation LLC 8.500%, 10/01/2021	1,058,000	1,089,740
NRG Energy, Inc. 7.875%, 05/15/2021 (Acquired 05/10/2011 — 06/21/2011, Cost $1,868,750) (r)	1,875,000	1,875,000
Texas Competitive Electric Holdings Company LLC 11.500%, 10/01/2020 (Acquired 04/14/2011 — 04/18/2011, Cost $1,473,913) (r)	1,475,000	1,456,563
		13,515,680
Electronics — 1.00%
Freescale Semiconductor, Inc. 9.250%, 04/15/2018 (Acquired 04/20/2010 — 08/24/2010, Cost $1,445,725) (r)	1,410,000	1,526,325
8.050%, 02/01/2020 (Acquired 06/07/2011 — 06/09/2011, Cost $855,772) (r)	875,000	883,750
		2,410,075
Energy — Exploration & Production — 4.21%
Comstock Resources, Inc. 8.375%, 10/15/2017	1,470,000	1,550,850
7.750%, 04/01/2019	1,680,000	1,694,700
PetroQuest Energy LLC 10.000%, 09/01/2017	3,080,000	3,264,800
Stone Energy Corporation 8.625%, 02/01/2017	3,517,000	3,640,095
		10,150,445
Food — Wholesale — 0.83%
Del Monte Foods Company 7.625%, 02/15/2019 (Acquired 02/01/2011 — 03/07/2011, Cost $2,004,375) (r)	1,975,000	2,004,625

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2011

Hotchkis and Wiley High Yield Fund

	Amount	Value
Forestry/Paper — 3.51%
Ainsworth Lumber Company Limited 11.000%, 07/29/2015 (Acquired 02/22/2010 — 06/21/2011, Cost $2,865,313) (p) (r)	$2,914,203	$2,710,209
Georgia-Pacific LLC 7.750%, 11/15/2029	350,000	403,913
Longview Fibre Paper & Packaging, Inc. 8.000%, 06/01/2016 (Acquired 05/17/2011 — 06/13/2011, Cost $2,715,545) (r)	2,680,000	2,706,800
Verso Paper Holdings LLC/Verso Paper, Inc. 8.750%, 02/01/2019 (Acquired 01/11/2011 — 06/28/2011, Cost $2,958,593) (r)	2,950,000	2,640,250
		8,461,172
Gaming — 1.54%
CityCenter Holdings LLC/ CityCenter Finance Corporation 11.500%, 01/15/2017 (Acquired 01/13/2011 — 06/20/2011, Cost $1,573,922) (p) (r)	1,500,000	1,635,000
Harrah's Operating Company, Inc. 10.000%, 12/15/2018	2,285,000	2,073,638
		3,708,638
Health Facilities — 3.09%
Capella Healthcare, Inc. 9.250%, 07/01/2017 (Acquired 06/21/2010 — 03/07/2011, Cost $2,553,613) (r)	2,435,000	2,581,100
CHS/Community Health Systems, Inc. 8.875%, 07/15/2015	2,910,000	3,004,575
Surgical Care Affiliates, Inc. 10.000%, 07/15/2017 (Acquired 12/15/2009 — 02/08/2011, Cost $1,799,748) (r)	1,790,000	1,857,125
		7,442,800
Health Services — 2.51%
AMGH Merger Sub, Inc. 9.250%, 11/01/2018 (Acquired 10/15/2010 — 03/08/2011, Cost $2,136,655) (r)	2,055,000	2,178,300
CDRT Merger Sub, Inc. 8.125%, 06/01/2019 (Acquired 05/13/2011 — 06/27/2011, Cost $1,876,750) (r)	1,880,000	1,884,700
STHI Holding Corporation 8.000%, 03/15/2018 (Acquired 03/11/2011 — 04/04/2011, Cost $2,012,318) (r)	1,955,000	1,994,100
		6,057,100

	Amount	Value
Investments & Miscellaneous Financial Services — 1.06%
Constellation Enterprises LLC 10.625%, 02/01/2016 (Acquired 01/20/2011 — 02/23/2011, Cost $2,500,083) (i) (r)	$2,500,000	$2,565,625
Leisure — 2.12%
NCL Corporation Limited 9.500%, 11/15/2018 (Acquired 11/04/2010 — 05/19/2011, Cost $2,939,130) (r)	2,770,000	2,963,899
Seven Seas Cruises 9.125%, 05/15/2019 (Acquired 05/13/2011 — 05/17/2011, Cost $2,133,625) (r)	2,068,000	2,140,380
		5,104,279
Life Insurance — 1.52%
CNO Financial Group, Inc. 9.000%, 01/15/2018 (Acquired 12/14/2010 — 05/17/2011, Cost $3,555,894) (r)	3,445,000	3,668,925
Machinery — 1.54%
Altra Holdings, Inc. 8.125%, 12/01/2016	1,460,000	1,584,100
The Manitowoc Company, Inc. 8.500%, 11/01/2020	1,980,000	2,123,550
		3,707,650
Media — Broadcast — 0.81%
Crown Media Holdings, Inc. 10.500%, 07/15/2019 (Acquired 06/29/2011, Cost $250,000) (d) (r)	250,000	258,750
Cumulus Media, Inc. 7.750%, 05/01/2019 (Acquired 04/29/2011 — 06/22/2011, Cost $1,758,136) (r)	1,750,000	1,697,500
		1,956,250

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2011

Hotchkis and Wiley High Yield Fund

	Amount	Value
Media — Cable — 4.38%
Bresnan Broadband Holdings LLC 8.000%, 12/15/2018 (Acquired 12/01/2010 — 02/22/2011, Cost $1,791,613) (r)	$1,730,000	$1,792,713
CCO Holdings LLC/ CCO Holdings Capital Corporation 6.500%, 04/30/2021 (c)	2,455,000	2,433,519
Cequel Communications Holdings I LLC/ Cequel Capital Corporation 8.625%, 11/15/2017 (Acquired 10/30/2009 — 06/21/2011, Cost $2,319,512) (r)	2,315,000	2,419,175
Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Company KG 7.500%, 03/15/2019 (Acquired 03/23/2011 — 04/05/2011, Cost $1,529,725) (r)	1,500,000	1,537,500
Unitymedia Hessen GmbH & Company/ Unitymedia NRW GmbH 8.125%, 12/01/2017 (Acquired 11/17/2009 — 11/02/2010, Cost $2,304,490) (r)	2,220,000	2,369,850
		10,552,757
Media — Services — 0.89%
Clear Channel Worldwide Holdings, Inc. — Series B 9.250%, 12/15/2017 (c)	1,960,000	2,146,200
Medical Products — 0.93%
Giant Funding Corporation 8.250%, 02/01/2018 (Acquired 01/12/2011 — 01/13/2011, Cost $2,193,125) (r)	2,150,000	2,252,125
Metals/Mining Excluding Steel — 0.55%
Rain CII Carbon LLC/CII Carbon Corporation 8.000%, 12/01/2018 (Acquired 11/23/2010, Cost $1,230,000) (r)	1,230,000	1,316,100
Multi-Line Insurance — 1.06%
American International Group, Inc. 8.175%, 05/15/2058 (a)	2,325,000	2,549,014
Oil Field Equipment & Services — 4.96%
American Petroleum Tankers LLC/ American Petroleum Tankers Company 10.250%, 05/01/2015	2,296,000	2,410,800
McJunkin Red Man Corporation 9.500%, 12/15/2016 (Acquired 12/16/2009 — 04/20/2011, Cost $2,232,027) (r)	2,250,000	2,300,625
Parker Drilling Company 9.125%, 04/01/2018	2,455,000	2,602,300
PHI, Inc. 8.625%, 10/15/2018	2,275,000	2,388,750
Thermon Industries, Inc. 9.500%, 05/01/2017	2,098,000	2,260,595
		11,963,070

	Amount	Value
Packaging — 1.77%
BWAY Holding Company 10.000%, 06/15/2018	$1,970,000	$2,159,613
Solo Cup Company 8.500%, 02/15/2014	2,250,000	2,109,375
		4,268,988
Pharmaceuticals — 1.93%
ConvaTec Healthcare E SA 10.500%, 12/15/2018 (Acquired 12/28/2010 — 06/28/2011, Cost $3,047,183) (r)	2,910,000	3,026,399
Endo Pharmaceuticals Holdings, Inc. 7.250%, 01/15/2022 (Acquired 06/06/2011 — 06/27/2011, Cost $1,615,375) (r)	1,600,000	1,632,000
		4,658,399
Railroads — 1.01%
Florida East Coast Railway Corporation 8.125%, 02/01/2017 (Acquired 01/19/2011 — 04/06/2011, Cost $2,417,618) (r)	2,345,000	2,432,938
Restaurants — 2.45%
CKE Restaurants, Inc. 11.375%, 07/15/2018	3,075,000	3,374,813
DineEquity, Inc. 9.500%, 10/30/2018 (Acquired 12/01/2010 — 01/21/2011, Cost $2,477,773) (r)	2,330,000	2,539,700
		5,914,513
Software/Services — 1.54%
First Data Corporation 10.550%, 09/24/2015 (p)	1,052,750	1,097,492
8.875%, 08/15/2020 (Acquired 08/11/2010 — 11/01/2010, Cost $1,045,833) (r)	1,025,000	1,099,312
MedAssets, Inc. 8.000%, 11/15/2018 (Acquired 11/09/2010 — 11/16/2010, Cost $1,551,488) (r)	1,520,000	1,512,400
		3,709,204
Specialty Retail — 0.08%
DirectBuy Holdings, Inc. 12.000%, 02/01/2017 (Acquired 01/21/2011, Cost $486,824) (r)	500,000	197,500
Steel Producers/Products — 1.21%
Atkore International, Inc. 9.875%, 01/01/2018 (Acquired 12/15/2010 — 03/03/2011, Cost $2,876,217) (r)	2,755,000	2,906,525

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2011

Hotchkis and Wiley High Yield Fund

	Amount	Value
Support — Services — 2.63%
PHH Corporation 9.250%, 03/01/2016	$1,883,000	$2,068,946
RSC Equipment Rental, Inc./ RSC Holdings III LLC 8.250%, 02/01/2021	2,140,000	2,140,000
United Rentals North America, Inc. 8.375%, 09/15/2020	2,085,000	2,121,488
		6,330,434
Telecom — Wireless — 1.01%
Clearwire Communication LLC/ Clearwire Finance, Inc. 12.000%, 12/01/2015 (Acquired 09/21/2010 — 03/15/2011, Cost $1,848,063) (r)	1,730,000	1,855,425
Wind Acquisition Holdings Finance SA 12.250%, 07/15/2017 (Acquired 01/05/2011, Cost $560,384) (p) (r)	500,000	578,750
		2,434,175
Telecommunications Equipment — 0.93%
CDW Escrow Corporation 8.500%, 04/01/2019 (Acquired 03/29/2011, Cost $1,175,000) (r)	1,175,000	1,157,375
CDW LLC/CDW Finance Corporation 11.500%, 10/12/2015 (p)	12,999	13,779
12.535%, 10/12/2017	1,000,000	1,082,500
		2,253,654
Transportation Excluding Air/Rail — 0.85%
Overseas Shipholding Group, Inc. 7.500%, 02/15/2024	2,432,000	2,055,040
Total corporate bonds (cost $192,697,851)		195,825,328
CONVERTIBLE BONDS — 0.93%
Auto Parts & Equipment — 0.93%
Meritor, Inc. 4.000%, 02/15/2027	2,330,000	2,236,800
Total convertible bonds (cost $2,205,555)		2,236,800

CONVERTIBLE PREFERRED STOCKS — 4.30%	Shares Held	Value
Auto Parts & Equipment — 0.54%
The Goodyear Tire & Rubber Company, 5.875%	23,300	$1,295,946
Banking — 2.00%
Citigroup, Inc., 7.500%	23,546	2,829,052
KeyCorp — Series A, 7.750%	17,800	1,993,600
		4,822,652
Electric — Integrated — 0.94%
PPL Corporation, 8.750%	41,500	2,278,765
Multi-Line Insurance — 0.82%
Hartford Financial Services Group, Inc. — Series F, 7.250%	75,440	1,965,966
Total convertible preferred stocks (Cost $10,095,112)		10,363,329
PREFERRED STOCKS — 6.88%
Banking — 4.62%
Ally Financial, Inc. — Series G, 7.000% (Acquired 10/22/2010 — 03/24/2011, Cost $2,363,725) (r)	2,570	2,415,479
Citigroup Capital XIII, 7.875% (a)	49,405	1,372,471
Countrywide Capital V, 7.000%	62,098	1,547,482
GMAC Capital Trust I — Series 2, 8.125% (a)	101,125	2,588,800
Zions Bancorporation — Series C, 9.500%	124,135	3,244,888
		11,169,120
Gaming — 0.59%
Las Vegas Sands Corporation — Series A, 10.000%	12,500	1,413,673
Hotels — 1.32%
Strategic Hotels & Resorts, Inc. — Series A, 8.500% (b)	46,900	1,352,596
Strategic Hotels & Resorts, Inc. — Series C, 8.250% (b)	64,700	1,829,716
		3,182,312
Investments & Miscellaneous Financial Services — 0.35%
Federal Home Loan Mortgage Corporation — Series Z, 8.375% (b)	282,538	833,487
Total preferred stocks (Cost $14,966,436)		16,598,592
COMMON STOCKS — 0.92%
Automakers — 0.92%
General Motors Company (b) (i)	352,400	229,060
General Motors Company (b)	65,459	1,987,335
Total common stocks (Cost $2,275,257)		2,216,395

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2011

Hotchkis and Wiley High Yield Fund

WARRANTS — 0.28%	Shares Held	Value
Automakers — 0.28%
General Motors Company Expiration: July 2016 Exercise Price: $10.00 (b)	31,171	$667,059
Total warrants (Cost $735,178)		667,059
Total investments — 94.51% (Cost $222,975,389)		227,907,503
Time deposits* — 2.64%		6,371,805
Other assets in excess of liabilities — 2.85%		6,871,657
Net assets — 100.00%		$241,150,965

(a) — The coupon rate shown on variable rate securities represents the rate at June 30, 2011.

(b) — Non-income producing security.

(c) — All or a portion of this security is segregated as collateral for delayed delivery securities.

(d) — Delayed delivery security.

(e) — Restricted security not registered under the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of this security was $2,511,401, representing 1.04% of net assets.

(i) — Illiquid security.

(p) — Payment in-kind security.

(r) — Restricted security under Rule 144A of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $105,672,058, representing 43.82% of net assets.

* — Time deposits of $1,200,000 with Bank of America, $1,200,000 with Citibank, $1,200,000 with HSBC Bank, $1,200,000 with JPMorgan Chase and $1,571,805 with Wells Fargo bear interest at 0.03% and mature on 7/1/2011. Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

JUNE 30, 2011

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund
Assets:
Investments, at value*
Unaffiliated issuers	$384,544,168	$937,490,985	$1,260,394,653	$321,589,497
Affiliated issuers	—	—	81,897,870	4,935,060
Collateral for securities on loan	—	—	17,477,265	—
Time deposit	2,243,436	13,108,689	13,550,784	598,580
Dividends and interest receivable	830,849	2,712,073	1,763,151	218,311
Receivable for investments sold	585,993	11,451,141	7,444,694	3,387,930
Receivable for Fund shares sold	574,737	1,158,799	1,269,032	1,196,208
Other assets	47,168	51,727	59,339	22,487
Total assets	$388,826,351	$965,973,414	$1,383,856,788	$331,948,073
Liabilities:
Collateral for securities on loan	$—	$—	$17,477,265	$—
Payable for investments purchased	157,339	—	9,930,941	1,187,695
Payable for Fund shares repurchased	322,710	5,122,245	700,808	293,434
Payable to Advisor	215,014	562,760	810,547	198,253
Payable to Trustees	330	942	1,146	278
Accrued distribution and service fees	77,848	453,502	273,404	105,374
Accrued expenses and other liabilities	360,757	501,964	677,438	148,842
Total liabilities	1,133,998	6,641,413	29,871,549	1,933,876
Net assets	$387,692,353	$959,332,001	$1,353,985,239	$330,014,197
Net Assets consist of:
Paid-in capital	$1,211,427,800	$2,275,989,640	$1,869,075,398	$338,312,454
Undistributed net investment income (loss)	5,573,244	15,119,527	668,761	—
Undistributed net realized loss on securities	(754,138,911)	(1,140,484,574)	(355,118,291)	(18,058,646)
Net unrealized appreciation (depreciation) of securities	(75,169,780)	(191,292,592)	(160,640,629)	9,760,389
Net assets	$387,692,353	$959,332,001	$1,353,985,239	$330,014,197
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$328,273,205	$588,822,540	$1,077,148,575	$254,186,918
Shares outstanding (unlimited shares $0.001 par value authorized)	32,801,587	34,727,289	43,157,435	5,790,247
Net asset value per share	$10.01	$16.96	$24.96	$43.90
Calculation of Net Asset Value Per Share — Class A
Net assets	$45,383,382	$319,863,343	$235,301,481	$64,100,434
Shares outstanding (unlimited shares $0.001 par value authorized)	4,522,634	18,994,285	9,509,826	1,462,170
Net asset value per share	$10.03	$16.84	$24.74	$43.84
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$10.59	$17.77	$26.11	$46.27
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets	$14,035,766	$36,612,278	$35,319,967	$11,726,845
Shares outstanding (unlimited shares $0.001 par value authorized)	1,414,562	2,221,535	1,522,221	292,392
Net asset value per share	$9.92	$16.48	$23.20	$40.11
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class R
Net assets		$14,033,840	$6,215,216
Shares outstanding (unlimited shares $0.001 par value authorized)		827,858	249,147
Net asset value per share		$16.95	$24.95
*Cost of investments
Unaffiliated issuers	$459,713,948	$1,128,783,577	$1,425,862,575	$311,953,635
Affiliated issuers	—	—	77,070,577	4,810,533

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

JUNE 30, 2011

	Value Opportunities Fund	Capital Income Fund	High Yield Fund
Assets:
Investments, at value*
Unaffiliated issuers	$82,657,790	$7,627,550	$227,907,503
Affiliated issuers	2,832,384	—	—
Time deposit	386,310	150,061	6,371,805
Dividends and interest receivable	213,621	70,607	4,172,272
Receivable for investments sold	—	31,722	2,070,877
Receivable for Fund shares sold	189,740	—	4,527,939
Receivable from Advisor	—	8,622	—
Other assets	9,939	27,621	23,406
Total assets	$86,289,784	$7,916,183	$245,073,802
Liabilities:
Payable for investments purchased	$20,662	$46,153	$3,030,001
Payable for Fund shares repurchased	29,345	99	135,751
Payable to Advisor	52,822	—	68,086
Payable to Trustees	74	6	224
Accrued distribution and service fees	53,675	49	28,930
Distributions payable to shareholders	—	767	566,707
Accrued expenses and other liabilities	51,187	22,393	93,138
Total liabilities	207,765	69,467	3,922,837
Net assets	$86,082,019	$7,846,716	$241,150,965
Net Assets consist of:
Paid-in capital	$80,292,601	$7,589,941	$227,664,341
Undistributed net investment income	360,527	11,583	577
Undistributed net realized gain on securities	1,012,418	92,851	8,553,933
Net unrealized appreciation of securities	4,416,473	152,341	4,932,114
Net assets	$86,082,019	$7,846,716	$241,150,965
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$39,013,840	$7,764,940	$187,319,312
Shares outstanding (unlimited shares $0.001 par value authorized)	1,847,290	748,571	14,641,101
Net asset value per share	$21.12	$10.37	$12.79
Calculation of Net Asset Value Per Share — Class A
Net assets	$34,907,720	$81,776	$53,831,653
Shares outstanding (unlimited shares $0.001 par value authorized)	1,652,694	7,880	4,227,377
Net asset value per share	$21.12	$10.38	$12.73
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$22.29
(Net asset value per share divided by 0.9525)		$10.90
(Net asset value per share divided by 0.9625)			$13.23
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets	$12,160,459
Shares outstanding (unlimited shares $0.001 par value authorized)	601,822
Net asset value per share	$20.21
*Cost of investments
Unaffiliated issuers	$77,210,920	$7,475,209	$222,975,389
Affiliated issuers	3,862,781	—	—

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE YEAR ENDED JUNE 30, 2011

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund
Investment income:
Dividends*	$10,234,100	$30,191,931	$16,153,681	$2,613,227
Interest	1,252	3,014	5,703	1,355
Securities on loan	5,886	15,482	26,934	4,054
Total income	10,241,238	30,210,427	16,186,318	2,618,636
Expenses:
Advisory fees	3,005,462	8,583,022	9,467,984	2,059,608
Professional fees and expenses	39,885	92,410	96,568	31,349
Custodian fees and expenses	30,532	75,794	38,236	12,169
Transfer agent fees and expenses	968,482	2,274,410	2,780,200	550,031
Accounting fees and expenses	57,767	148,390	163,212	40,820
Administration fees and expenses	182,308	514,657	560,897	120,641
Trustees' fees and expenses	52,613	147,578	161,968	33,314
Reports to shareholders	57,935	98,497	152,993	42,147
Registration fees	51,078	86,984	97,122	57,779
Distribution and service fees — Class A	146,063	1,339,719	608,470	132,786
Distribution and service fees — Class C	156,870	398,745	352,356	79,200
Distribution and service fees — Class R	—	77,887	31,075	—
Other expenses	38,401	147,108	153,108	21,756
Total expenses	4,787,396	13,985,201	14,664,189	3,181,600
Expense waiver by Advisor (Note 2)	(677,543)	(152,620)	—	—
Net expenses	4,109,853	13,832,581	14,664,189	3,181,600
Net investment income (loss)	6,131,385	16,377,846	1,522,129	(562,964)
Realized and Unrealized Gains on Securities:
Net realized gains from:
Sales of unaffiliated issuers	29,115,834	109,009,985	170,777,107	5,887,154
Sales of affiliated issuers	—	—	5,719,194	—
Net realized gains on securities	29,115,834	109,009,985	176,496,301	5,887,154
Net change in unrealized appreciation of securities	61,828,896	142,849,684	205,594,616	76,081,588
Net gains on securities	90,944,730	251,859,669	382,090,917	81,968,742
Net Increase in Net Assets Resulting from Operations	$97,076,115	$268,237,515	$383,613,046	$81,405,778
*Net of Foreign Taxes Withheld	$111,871	$317,719	$232,424	$25,606

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE PERIOD ENDED JUNE 30, 2011

	Value Opportunities Fund	Capital Income Fund+	High Yield Fund
Investment income:
Dividends*	$1,233,518	$90,298	$980,732
Interest	86,756	99,954	15,478,304
Securities on loan	1,430	—	—
Total income	1,321,704	190,252	16,459,036
Expenses:
Advisory fees	524,564	22,913	1,153,308
Professional fees and expenses	20,967	15,572	34,964
Custodian fees and expenses	12,192	3,408	10,650
Transfer agent fees and expenses	103,196	13,863	156,663
Accounting fees and expenses	14,860	22,743	44,600
Administration fees and expenses	30,414	13,750	91,335
Trustees' fees and expenses	8,213	422	23,588
Reports to shareholders	8,817	1,269	17,213
Registration fees	47,733	13,183	37,488
Distribution and service fees — Class A	71,961	58	97,733
Distribution and service fees — Class C	96,186	—	—
Offering costs	—	24,175	—
Other expenses	6,425	965	12,923
Total expenses	945,528	132,321	1,680,465
Expense waiver by Advisor (Note 2)	—	(79,371)	(114,885)
Expense waiver by Administrator (Note 2)	—	(24,750)	—
Net expenses	945,528	28,200	1,565,580
Net investment income	376,176	162,052	14,893,456
Realized and Unrealized Gains on Securities:
Net realized gains (losses) from:
Sales of unaffiliated issuers	4,266,339	62,672	10,733,809
Sales of affiliated issuers	(44,575)	—	—
Foreign currency transactions	(6,102)	—	—
Net realized gains on securities	4,215,662	62,672	10,733,809
Net change in unrealized appreciation of securities	15,223,713	152,341	4,360,950
Net gains on securities	19,439,375	215,013	15,094,759
Net Increase in Net Assets Resulting from Operations	$19,815,551	$377,065	$29,988,215
*Net of Foreign Taxes Withheld	$26,945	$1,205	$—

+ The Fund commenced operations on December 31, 2010.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Diversified Value Fund		Large Cap Value Fund
	Year ended June 30, 2011	Year ended June 30, 2010	Year ended June 30, 2011	Year ended June 30, 2010
Operations:
Net investment income	$6,131,385	$6,137,640	$16,377,846	$15,753,349
Net realized gains on securities	29,115,834	24,590,527	109,009,985	91,626,181
Net change in unrealized appreciation of securities	61,828,896	51,108,962	142,849,684	113,829,913
Net increase in net assets resulting from operations	97,076,115	81,837,129	268,237,515	221,209,443
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(3,189,584)	(8,661,558)	(1,195,113)	(16,064,138)
Class A	(592,761)	(1,214,806)	(510,391)	(17,999,865)
Class C	(67,992)	(301,075)	—	(1,312,882)
Class R	—	—	—	(559,010)
Net realized gains on securities:
Class I	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(3,850,337)	(10,177,439)	(1,705,504)	(35,935,895)
Capital Share Transactions:
Net decrease in net assets resulting from capital share transactions	(96,800,822)	(110,814,136)	(350,959,563)	(291,006,578)
Net Assets:
Total decrease in net assets	(3,575,044)	(39,154,446)	(84,427,552)	(105,733,030)
Beginning of year	391,267,397	430,421,843	1,043,759,553	1,149,492,583
End of year	$387,692,353	$391,267,397	$959,332,001	$1,043,759,553
Undistributed net investment income	$5,573,244	$3,292,196	$15,119,527	$447,185

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Mid-Cap Value Fund		Small Cap Value Fund
	Year ended June 30, 2011	Year ended June 30, 2010	Year ended June 30, 2011	Year ended June 30, 2010
Operations:
Net investment income (loss)	$1,522,129	$2,847,727	$(562,964)	$400,407
Net realized gains on securities	176,496,301	134,292,160	5,887,154	36,085,393
Net change in unrealized appreciation of securities	205,594,616	226,710,894	76,081,588	37,933,996
Net increase in net assets resulting from operations	383,613,046	363,850,781	81,405,778	74,419,796
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(3,219,747)	(8,960,309)	(317,460)	(965,469)
Class A	(477,326)	(1,897,204)	(36,859)	(97,453)
Class C	—	(234,248)	—	(11,575)
Class R	(4,022)	(42,446)	—	—
Net realized gains on securities:
Class I	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(3,701,095)	(11,134,207)	(354,319)	(1,074,497)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	(152,876,673)	(334,285,993)	32,329,916	(38,123,734)
Net Assets:
Total increase in net assets	227,035,278	18,430,581	113,381,375	35,221,565
Beginning of year	1,126,949,961	1,108,519,380	216,632,822	181,411,257
End of year	$1,353,985,239	$1,126,949,961	$330,014,197	$216,632,822
Undistributed net investment income	$668,761	$2,847,727	$—	$330,914

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Value Opportunities Fund		Capital Income Fund	High Yield Fund
	Year ended June 30, 2011	Year ended June 30, 2010	Period ended June 30, 2011+	Year ended June 30, 2011	Year ended June 30, 2010
Operations:
Net investment income	$376,176	$379,538	$162,052	$14,893,456	$5,652,837
Net realized gains on securities	4,215,662	9,443,069	62,672	10,733,809	5,976,840
Net change in unrealized appreciation (depreciation) of securities	15,223,713	602,407	152,341	4,360,950	(515,291)
Net increase in net assets resulting from operations	19,815,551	10,425,014	377,065	29,988,215	11,114,386
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(338,384)	(341,711)	(149,527)	(12,260,396)	(4,597,070)
Class A	(193,897)	(315,639)	(942)	(2,703,890)	(1,044,888)
Class C	(61,725)	(91,121)	—	—	—
Net realized gains on securities:
Class I	—	—	—	(5,274,588)	(1,986,505)
Class A	—	—	—	(1,289,265)	(644,379)
Class C	—	—	—	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(594,006)	(748,471)	(150,469)	(21,528,139)	(8,272,842)
Capital Share Transactions:
Net increase in net assets resulting from capital share transactions	13,705,558	9,658,397	7,620,120	117,462,062	81,739,179
Net Assets:
Total increase in net assets	32,927,103	19,334,940	7,846,716	125,922,138	84,580,723
Beginning of period	53,154,916	33,819,976	—	115,228,827	30,648,104
End of period	$86,082,019	$53,154,916	$7,846,716	$241,150,965	$115,228,827
Undistributed net investment income	$360,527	$584,459	$11,583	$577	$71,339

+ The Fund commenced operations on December 31, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Diversified Value Fund	Net asset value, beginning of year	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses	Net investment income (loss)
Class I
Year ended 6/30/2011	$7.94	$0.15	$2.02	$2.17	$(0.10)	$—	$(0.10)	$10.01	27.44%	$328,273	0.95%	1.12%	1.59%
Year ended 6/30/2010	6.77	0.12	1.25	1.37	(0.20)	—	(0.20)	7.94	20.22	330,586	0.95	1.11	1.48
Year ended 6/30/2009	9.57	0.16	(2.65)	(2.49)	(0.31)	—	(0.31)	6.77	–25.59	352,322	0.95	1.10	2.20
Year ended 6/30/2008	15.26	0.18	(4.88)	(4.70)	(0.14)	(0.85)	(0.99)	9.57	–32.13	1,132,685	0.95	0.98	1.46
Year ended 6/30/2007	12.85	0.11	2.68	2.79	(0.11)	(0.27)	(0.38)	15.26	21.80	1,712,419	0.95	0.98	0.77
Class A
Year ended 6/30/2011	7.96	0.14	2.02	2.16	(0.09)	—	(0.09)	10.03	27.16	45,383	1.20	1.37	1.42
Year ended 6/30/2010	6.79	0.10	1.25	1.35	(0.18)	—	(0.18)	7.96	19.84	45,427	1.20	1.36	1.21
Year ended 6/30/2009	9.56	0.14	(2.64)	(2.50)	(0.27)	—	(0.27)	6.79	–25.83	60,533	1.20	1.36	1.98
Year ended 6/30/2008	15.21	0.14	(4.86)	(4.72)	(0.08)	(0.85)	(0.93)	9.56	–32.29	168,160	1.20	1.22	1.07
Year ended 6/30/2007	12.80	0.07	2.68	2.75	(0.07)	(0.27)	(0.34)	15.21	21.57	670,824	1.20	1.21	0.49
Class C
Year ended 6/30/2011	7.90	0.06	2.00	2.06	(0.04)	—	(0.04)	9.92	26.11	14,036	1.95	2.12	0.61
Year ended 6/30/2010	6.74	0.04	1.26	1.30	(0.14)	—	(0.14)	7.90	19.17	15,254	1.95	2.11	0.47
Year ended 6/30/2009	9.41	0.11	(2.60)	(2.49)	(0.18)	—	(0.18)	6.74	–26.26	17,566	1.73	2.09	1.48
Year ended 6/30/2008	15.01	0.04	(4.79)	(4.75)	(0.00)[3]	(0.85)	(0.85)	9.41	–32.81	45,761	1.95	1.97	0.35
Year ended 6/30/2007	12.66	(0.03)	2.65	2.62	—	(0.27)	(0.27)	15.01	20.77	160,555	1.90	1.96	(0.21)

	Year Ended June 30,
	2011	2010	2009	2008	2007
Portfolio turnover rate	63%	43%	70%	74%	44%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Large Cap Value Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses	Net investment income
Class I
Year ended 6/30/2011	$13.32	$0.26	$3.42	$3.68	$(0.04)	$—	$(0.04)	$16.96	27.61%	$588,823	1.05%	1.07%	1.60%
Year ended 6/30/2010	11.49	0.21	1.99	2.20	(0.37)	—	(0.37)	13.32	20.08	478,653	1.05	1.09	1.51
Year ended 6/30/2009	16.33	0.29	(4.80)	(4.51)	(0.33)	(0.00)[3]	(0.33)	11.49	–27.81	500,821	1.05	1.07	2.45
Year ended 6/30/2008	26.62	0.33	(8.32)	(7.99)	(0.28)	(2.02)	(2.30)	16.33	–31.84	1,168,499	1.00	1.00	1.53
Year ended 6/30/2007	23.42	0.25	4.25	4.50	(0.29)	(1.01)	(1.30)	26.62	19.63	2,669,807	0.98	0.98	0.98
Class A
Year ended 6/30/2011	13.25	0.21	3.39	3.60	(0.01)	—	(0.01)	16.84	27.21	319,863	1.30	1.31	1.33
Year ended 6/30/2010	11.44	0.16	2.01	2.17	(0.36)	—	(0.36)	13.25	19.82	512,120	1.30	1.34	1.17
Year ended 6/30/2009	16.25	0.27	(4.79)	(4.52)	(0.29)	(0.00)[3]	(0.29)	11.44	–28.02	584,598	1.30	1.32	2.21
Year ended 6/30/2008	26.51	0.28	(8.31)	(8.03)	(0.21)	(2.02)	(2.23)	16.25	–32.06	1,397,045	1.25	1.25	1.28
Year ended 6/30/2007	23.32	0.19	4.24	4.43	(0.23)	(1.01)	(1.24)	26.51	19.35	3,060,990	1.22	1.22	0.73
Class C
Year ended 6/30/2011	13.05	0.09	3.34	3.43	—	—	—	16.48	26.28	36,612	2.05	2.07	0.59
Year ended 6/30/2010	11.33	0.06	1.99	2.05	(0.33)	—	(0.33)	13.05	18.91	38,064	2.05	2.09	0.46
Year ended 6/30/2009	15.99	0.21	(4.72)	(4.51)	(0.15)	(0.00)[3]	(0.15)	11.33	–28.26	44,951	1.73	2.07	1.77
Year ended 6/30/2008	26.12	0.10	(8.18)	(8.08)	(0.03)	(2.02)	(2.05)	15.99	–32.59	116,947	2.00	2.00	0.45
Year ended 6/30/2007	22.96	0.03	4.19	4.22	(0.05)	(1.01)	(1.06)	26.12	18.62	452,182	1.83	1.97	0.12
Class R
Year ended 6/30/2011	13.36	0.17	3.42	3.59	—	—	—	16.95	26.87	14,034	1.55	1.56	1.08
Year ended 6/30/2010	11.54	0.13	2.03	2.16	(0.34)	—	(0.34)	13.36	19.55	14,922	1.55	1.59	0.97
Year ended 6/30/2009	16.37	0.23	(4.83)	(4.60)	(0.23)	(0.00)[3]	(0.23)	11.54	–28.17	19,123	1.55	1.57	1.93
Year ended 6/30/2008	26.68	0.22	(8.37)	(8.15)	(0.14)	(2.02)	(2.16)	16.37	–32.27	44,867	1.50	1.50	1.02
Year ended 6/30/2007	23.47	0.12	4.28	4.40	(0.18)	(1.01)	(1.19)	26.68	19.06	103,263	1.48	1.48	0.49

	Year Ended June 30,
	2011	2010	2009	2008	2007
Portfolio turnover rate	43%	47%	69%	55%	40%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower.

3  Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Mid-Cap Value Fund	Net asset value, beginning of year	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses	Net investment income (loss)
Class I
Year ended 6/30/2011	$18.14	$0.05	$6.85	$6.90	$(0.08)	$—	$(0.08)	$24.96	38.05%	$1,077,149	1.08%	1.08%	0.20%
Year ended 6/30/2010	13.76	0.05	4.49	4.54	(0.16)	—	(0.16)	18.14	33.00	875,883	1.10	1.10	0.29
Year ended 6/30/2009	17.44	0.13	(3.68)	(3.55)	(0.09)	(0.04)	(0.13)	13.76	–20.21	850,809	1.15	1.15	0.94
Year ended 6/30/2008	31.99	0.15	(10.34)	(10.19)	(0.20)	(4.16)	(4.36)	17.44	–34.05	1,551,863	1.03	1.03	0.65
Year ended 6/30/2007	28.91	0.14	5.98	6.12	(0.02)	(3.02)	(3.04)	31.99	21.87	3,681,426	1.02	1.02	0.44
Class A
Year ended 6/30/2011	18.01	(0.01)	6.78	6.77	(0.04)	—	(0.04)	24.74	37.63	235,301	1.33	1.33	(0.06)
Year ended 6/30/2010	13.68	0.01	4.46	4.47	(0.14)	—	(0.14)	18.01	32.67	215,231	1.35	1.35	0.03
Year ended 6/30/2009	17.32	0.09	(3.64)	(3.55)	(0.05)	(0.04)	(0.09)	13.68	–20.41	224,667	1.40	1.40	0.67
Year ended 6/30/2008	31.75	0.09	(10.26)	(10.17)	(0.10)	(4.16)	(4.26)	17.32	–34.20	415,674	1.28	1.28	0.38
Year ended 6/30/2007	28.77	0.06	5.94	6.00	—	(3.02)	(3.02)	31.75	21.56	1,150,029	1.26	1.26	0.19
Class C
Year ended 6/30/2011	16.98	(0.17)	6.39	6.22	—	—	—	23.20	36.63	35,320	2.08	2.08	(0.81)
Year ended 6/30/2010	12.99	(0.12)	4.23	4.11	(0.12)	—	(0.12)	16.98	31.67	30,317	2.10	2.10	(0.71)
Year ended 6/30/2009	16.40	0.05	(3.42)	(3.37)	—	(0.04)	(0.04)	12.99	–20.52	26,888	1.66	2.14	0.41
Year ended 6/30/2008	30.43	(0.10)	(9.77)	(9.87)	—	(4.16)	(4.16)	16.40	–34.68	60,544	2.03	2.03	(0.43)
Year ended 6/30/2007	27.83	(0.11)	5.73	5.62	—	(3.02)	(3.02)	30.43	20.88	252,320	1.81	2.01	(0.36)
Class R
Year ended 6/30/2011	18.18	(0.07)	6.85	6.78	(0.01)	—	(0.01)	24.95	37.32	6,215	1.58	1.58	(0.30)
Year ended 6/30/2010	13.82	(0.04)	4.51	4.47	(0.11)	—	(0.11)	18.18	32.36	5,519	1.60	1.60	(0.23)
Year ended 6/30/2009	17.49	0.06	(3.68)	(3.62)	(0.01)	(0.04)	(0.05)	13.82	–20.65	6,156	1.65	1.65	0.44
Year ended 6/30/2008	32.01	0.04	(10.36)	(10.32)	(0.04)	(4.16)	(4.20)	17.49	–34.35	12,588	1.53	1.53	0.16
Year ended 6/30/2007	29.05	(0.02)	6.00	5.98	—	(3.02)	(3.02)	32.01	21.27	27,167	1.52	1.52	(0.06)

	Year Ended June 30,
	2011	2010	2009	2008	2007
Portfolio turnover rate	62%	67%	85%	51%	45%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Small Cap Value Fund	Net asset value, beginning of year	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses	Net investment income (loss)
Class I
Year ended 6/30/2011	$31.33	$(0.05)	$12.68	$12.63	$(0.06)	$—	$(0.06)	$43.90	40.29%	$254,187	1.08%	1.08%	(0.13)%
Year ended 6/30/2010	21.15	0.07	10.28	10.35	(0.17)	—	(0.17)	31.33	49.02	165,348	1.14	1.14	0.23
Year ended 6/30/2009	31.67	0.12	(9.99)	(9.87)	(0.16)	(0.49)	(0.65)	21.15	–30.69	164,020	1.12	1.12	0.58
Year ended 6/30/2008	50.00	0.15	(14.45)	(14.30)	—	(4.03)	(4.03)	31.67	–29.19	291,515	1.08	1.08	0.39
Year ended 6/30/2007	48.13	0.06	6.42	6.48	(0.09)	(4.52)	(4.61)	50.00	14.32	526,706	1.01	1.01	0.12
Class A
Year ended 6/30/2011	31.34	(0.15)	12.68	12.53	(0.03)	—	(0.03)	43.84	39.94	64,100	1.33	1.33	(0.39)
Year ended 6/30/2010	21.18	0.00 [3]	10.30	10.30	(0.14)	—	(0.14)	31.34	48.70	47,007	1.39	1.39	(0.01)
Year ended 6/30/2009	31.69	0.07	(10.00)	(9.93)	(0.09)	(0.49)	(0.58)	21.18	–30.90	15,630	1.37	1.37	0.32
Year ended 6/30/2008	50.14	0.02	(14.44)	(14.42)	—	(4.03)	(4.03)	31.69	–29.36	43,959	1.33	1.33	0.04
Year ended 6/30/2007	48.30	(0.06)	6.44	6.38	(0.02)	(4.52)	(4.54)	50.14	14.03	120,897	1.26	1.26	(0.14)
Class C
Year ended 6/30/2011	28.87	(0.42)	11.66	11.24	—	—	—	40.11	38.93	11,727	2.08	2.08	(1.14)
Year ended 6/30/2010	19.65	(0.22)	9.56	9.34	(0.12)	—	(0.12)	28.87	47.56	4,278	2.14	2.14	(0.77)
Year ended 6/30/2009	29.37	(0.01)	(9.22)	(9.23)	—	(0.49)	(0.49)	19.65	–31.05	1,761	1.72	2.12	(0.03)
Year ended 6/30/2008	47.18	(0.29)	(13.49)	(13.78)	—	(4.03)	(4.03)	29.37	–29.88	4,159	2.08	2.08	(0.80)
Year ended 6/30/2007	45.83	(0.22)	6.09	5.87	—	(4.52)	(4.52)	47.18	13.65	14,683	1.60	2.01	(0.48)

	Year Ended June 30,
	2011	2010	2009	2008	2007
Portfolio turnover rate	54%	93%	65%	62%	31%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower.

3  Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Value Opportunities Fund	Net asset value, beginning of year	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[3]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses	Net investment income (loss)
Class I
Year ended 6/30/2011	$14.96	$0.14	$6.24	$6.38	$(0.22)	$—	$(0.22)	$21.12	42.81%	$39,014	1.11%	1.11%	0.74%
Year ended 6/30/2010	10.99	0.17	4.08	4.25	(0.28)	—	(0.28)	14.96	38.72	24,073	1.15	1.15	1.12
Year ended 6/30/2009	13.72	0.20	(2.82)	(2.62)	(0.11)	—	(0.11)	10.99	–18.87	17,668	1.19	1.19	1.99
Year ended 6/30/2008	21.55	0.11	(6.00)	(5.89)	(0.05)	(1.89)	(1.94)	13.72	–28.58	22,921	1.07	1.07	0.63
Year ended 6/30/2007	19.36	0.02	3.87	3.89	—	(1.70)	(1.70)	21.55	20.82	44,410	0.98	0.98	0.12
Class A
Year ended 6/30/2011	14.98	0.11	6.22	6.33	(0.19)	—	(0.19)	21.12	42.40	34,908	1.36	1.36	0.58
Year ended 6/30/2010	11.01	0.13	4.09	4.22	(0.25)	—	(0.25)	14.98	38.43	21,794	1.40	1.40	0.87
Year ended 6/30/2009	13.70	0.17	(2.80)	(2.63)	(0.06)	—	(0.06)	11.01	–19.05	9,533	1.44	1.44	1.60
Year ended 6/30/2008	21.55	0.06	(6.00)	(5.94)	(0.02)	(1.89)	(1.91)	13.70	–28.80	22,729	1.31	1.31	0.36
Year ended 6/30/2007	19.40	(0.03)	3.88	3.85	—	(1.70)	(1.70)	21.55	20.56	64,743	1.23	1.23	(0.14)
Class C
Year ended 6/30/2011	14.40	(0.05)	5.99	5.94	(0.13)	—	(0.13)	20.21	41.35	12,160	2.11	2.11	(0.26)
Year ended 6/30/2010	10.61	0.01	3.95	3.96	(0.17)	—	(0.17)	14.40	37.38	7,288	2.15	2.15	0.10
Year ended 6/30/2009	13.18	0.12	(2.67)	(2.55)	(0.02)	—	(0.02)	10.61	–19.32	6,619	1.86	2.19	1.22
Year ended 6/30/2008	20.94	(0.07)	(5.80)	(5.87)	—	(1.89)	(1.89)	13.18	–29.34	13,621	2.06	2.06	(0.39)
Year ended 6/30/2007	19.00	(0.14)	3.78	3.64	—	(1.70)	(1.70)	20.94	19.85	46,856	1.79	1.98	(0.69)

	Year Ended June 30,
	2011	2010	2009	2008	2007
Portfolio turnover rate	137%	166%	210%	119%	53%

		Income from investment operations			Dividends and distributions						Ratios to Average Net Assets
Capital Income Fund	Net asset value, beginning of period	Net investment income[2]	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses	Net investment income
Class I
Period from 12/31/2010[1] to 6/30/2011	$10.00	$0.24	$0.35	$0.59	$(0.22)	$—	$(0.22)	$10.37	5.90%	$7,765	0.80%[4]	3.75%[4]	4.60%[4]
Class A
Period from 2/28/2011[1] to 6/30/2011	10.34	0.15	0.03	0.18	(0.14)	—	(0.14)	10.38	1.74	82	1.05[4]	4.12[4]	4.31[4]

Period December 31, 2010[1] through June 30, 2011
Portfolio turnover rate	39%

1  Commencement of operations.

2  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

3  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

4  Annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income from investment operations			Dividends and distributions						Ratios to Average Net Assets
High Yield Fund	Net asset value, beginning of period	Net investment income[2]	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses	Net investment income
Class I
Year ended 6/30/2011	$12.01	$0.92	$1.23	$2.15	$(0.93)	$(0.44)	$(1.37)	$12.79	18.45%	$187,319	0.70%	0.75%	7.15%
Year ended 6/30/2010	10.90	1.02	1.65	2.67	(1.03)	(0.53)	(1.56)	12.01	25.45	93,139	0.70	0.89	8.51
Period from 3/31/2009[1] to 6/30/2009	10.00	0.24	0.90	1.14	(0.24)	—	(0.24)	10.90	11.40	28,097	0.70[4]	2.02[4]	9.04[4]
Class A
Year ended 6/30/2011	11.97	0.88	1.21	2.09	(0.89)	(0.44)	(1.33)	12.73	18.11	53,832	0.95	1.01	6.88
Year ended 6/30/2010	10.89	0.97	1.64	2.61	(1.00)	(0.53)	(1.53)	11.97	24.76	22,090	0.95	1.12	8.10
Period from 5/29/2009[1] to 6/30/2009	10.84	0.07	0.05	0.12	(0.07)	—	(0.07)	10.89	1.16	2,551	0.95[4]	2.16[4]	7.59[4]

	Year Ended June 30,
	2011	2010	Period March 31, 2009[1] through June 30, 2009
Portfolio turnover rate	139%	175%	123%

1  Commencement of operations.

2  Net investment income per share has been calculated based on average shares outstanding during the period.

3  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

4  Annualized.

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements

JUNE 30, 2011

NOTE 1.

Organization. Hotchkis and Wiley Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on July 23, 2001 and consists of seven series of shares. The Hotchkis and Wiley Diversified Value Fund, the Hotchkis and Wiley Large Cap Value Fund, the Hotchkis and Wiley Mid-Cap Value Fund, the Hotchkis and Wiley Small Cap Value Fund, the Hotchkis and Wiley Capital Income Fund and the Hotchkis and Wiley High Yield Fund (collectively, the "H&W Funds") are diversified series and the Hotchkis and Wiley Value Opportunities Fund (together with the H&W Funds, hereafter referred to as the "Funds") is a non-diversified series of the Trust. The Trust was organized to acquire the assets and liabilities of the Mercury HW Large Cap Value Fund, the Mercury HW Mid-Cap Value Fund and the Mercury HW Small Cap Value Fund (the "Mercury HW Funds"). On February 4, 2002, the Mercury HW Funds were reorganized into the Trust through a non-taxable exchange. On August 28, 2009, the Hotchkis and Wiley Core Value Fund was renamed the Hotchkis and Wiley Diversified Value Fund and the Hotchkis and Wiley All Cap Value Fund was renamed the Hotchkis and Wiley Value Opportunities Fund.

The Large Cap Value Fund and Mid-Cap Value Fund have four classes of shares: Class I, Class A, Class C and Class R. The Diversified Value Fund, Small Cap Value Fund, Value Opportunities Fund, Capital Income Fund and High Yield Fund have three classes of shares: Class I, Class A and Class C. Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge. Class C shares are automatically converted to Class A shares approximately eight years after purchase and will then be subject to lower distribution and service fees. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class C and Class R shares bear certain expenses related to the distribution and servicing expenditures. Currently, the Capital Income Fund and High Yield Fund are not offering Class C shares to investors.

Significant Accounting Policies. The Funds' financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds. In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Security Valuation. Portfolio securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market ("NSM") (including the Nasdaq National Market and the Nasdaq Small Cap Market) are valued at the last reported sale price (or official closing price) on that day as of the close of the New York Stock Exchange (which is generally 4:00 p.m. Eastern time), or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or NSM. Unlisted equity securities that are not included in NSM are valued at the last sale price or, if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market. Fixed-income securities are generally valued at the mean between the bid and asked prices on the basis of information from independent pricing services but may also be valued based on reported transactions or a broker-dealer quotation. The pricing services may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. The Board has approved the use of Interactive Data's proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the New York Stock Exchange. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds' net asset values may differ from quoted or official closing prices.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the following three broad categories:

  • Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

  • Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

  • Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust's own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the valuation levels of each Fund's assets as of June 30, 2011:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value
Level 1 — Quoted prices in an active market:
Common Stocks	$384,544,168	$937,490,985	$1,342,292,523	$326,524,557
Level 2 —
Other significant observable market inputs	—	—	—	—
Level 3 —
Significant unobservable inputs	—	—	—	—
Total Investments	$384,544,168	$937,490,985	$1,342,292,523	$326,524,557

	Value Opportunities	Capital Income	High Yield
Level 1 — Quoted prices in an active market:
Common Stocks	$75,002,867	$4,505,015	$1,987,335
Investment Companies	848,085	127,834	—
Preferred Stocks	7,679,943	152,768	12,769,440
Convertible Preferred Stocks	—	191,930	10,363,329
Warrants	—	8,688	667,059
Level 2 —
Other significant observable market inputs:
Common Stocks	840,124	2,990	229,060
Preferred Stocks	406,205	28,196	3,829,152
Convertible Bonds	—	28,800	2,236,800
Corporate Bonds	712,950	2,581,329	195,825,328
Level 3 — Significant unobservable inputs	—	—	—
Total Investments	$85,490,174	$7,627,550	$227,907,503

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

There were transfers from Level 1 to Level 2 of $406,205 for the Value Opportunities Fund using market value as of June 30, 2011. The transfers were due to lack of trading volume on June 30, 2011. There were no transfers into or out of Level 1 or Level 2 during the year ended June 30, 2011 for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Capital Income Fund and High Yield Fund. Transfers between Levels are recognized at the end of the reporting period.

The Trust did not have any liabilities that were measured at fair value on June 30, 2011.

Income and Expense Allocation. Common expenses incurred by the Trust which are not allocable to a specific Fund are allocated among the Funds based upon relative net assets or evenly, depending on the nature of the expenditure. Net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared daily and paid monthly for the Capital Income Fund and High Yield Fund, declared and paid semi-annually for the Large Cap Value Fund and declared and paid annually for the Diversified Value Fund, Mid-Cap Value Fund, Small Cap Value Fund and Value Opportunities Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually.

Security Transactions and Investment Income. Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities. Dividend income, less foreign taxes withheld, if any, are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method. Return of capital distributions received from REIT securities are recorded as an adjustment to the cost of the security and thus may impact unrealized gains or losses on the security.

Foreign Currency Transactions. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds isolate the portion of realized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and may require a pro-rata adjustment to interest receivable from the unrealized appreciation or depreciation of securities on the Statements of Assets and Liabilities.

Restricted and Illiquid Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

NOTE 2.

Fees and Transactions with Affiliates. The Trust has entered into Investment Advisory Agreements for each of the Funds with Hotchkis and Wiley Capital Management, LLC (the "Advisor"), with which the officers and a Trustee of the Trust are affiliated. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company with members who are current and former employees of the Advisor, and Stephens — H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor is responsible for the management of the Funds' investments and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisor receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. The Advisor has contractually agreed to pay all operating expenses in excess of the annual rates presented below as applied to such Fund's daily net assets through October 31, 2012.

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Value Opportunities	Capital Income	High Yield
Annual Advisory Fee Rate	0.75%[1]	0.75%[1]	0.75%[1]	0.75%	0.75%	0.65%	0.55%
Annual cap on expenses — Class I	0.95%	1.05%	1.15%	1.25%	1.25%	0.80%	0.70%
Annual cap on expenses — Class A	1.20%	1.30%	1.40%	1.50%	1.50%	1.05%	0.95%
Annual cap on expenses — Class C	1.95%	2.05%	2.15%	2.25%	2.25%	1.80%	1.70%
Annual cap on expenses — Class R	Not applicable	1.55%	1.65%	Not applicable	Not applicable	Not applicable	Not applicable

1 Effective January 1, 2007, the Annual Advisory Fee Rate is 0.75% for the first $5 billion in assets, 0.65% for the next $5 billion in assets and 0.60% for assets over $10 billion.

Quasar Distributors, LLC is the principal underwriter and distributor for the shares of the Funds ("Quasar" or the "Distributor"). The Distributor is affiliated with the Funds' transfer agent, fund accountant and administrator, U.S. Bancorp Fund Services, LLC. Pursuant to the Distribution Plan adopted by the Trust in accordance with Rule 12b-1 under the 1940 Act, the Funds pay the Distributor ongoing distribution and service fees. The fees are accrued daily at the annual rates based upon the average daily net assets of the shares as follows:

Distribution and Service Fee
Class A	0.25%
Class C	1.00%
Class R	0.50%

Pursuant to separate agreements with the Distributor, selected dealers and other financial intermediaries also provide distribution services to the Funds. The ongoing distribution and service fee compensates the Distributor and selected dealers for providing distribution-related and shareholder services to Class A, Class C and Class R shareholders.

Certain selected dealers and other financial intermediaries charge a fee for shareholder accounting services and administrative services that they provide to the Funds on behalf of certain shareholders; the portion of this fee paid by the Funds is included within "Transfer agent fees and expenses" in the Statements of Operations.

Stephens Inc. is an affiliated broker-dealer of the Funds. For the year ended June 30, 2011, Stephens Inc. received the following amounts of front-end sales charges for Class A shares:

Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Value Opportunities	Capital Income*	High Yield
$—	$2,198	$5,805	$4,193	$371	$—	$471

* The Capital Income Fund — Class A commenced operations on February 28, 2011.

U.S. Bancorp Fund Services, LLC, the Funds' administrator, agreed to waive a portion of its fees during the Capital Income Fund's first year of operations.

NOTE 3.

Investments. Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2011 were as follows:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Value Opportunities	Capital Income*	High Yield
Purchases	$247,196,926	$477,833,612	$775,259,754	$180,399,536	$108,273,573	$9,758,587	$373,483,693
Sales	342,052,803	828,487,205	941,494,107	146,135,541	94,779,292	2,344,375	273,298,963

* The Fund commenced operations on December 31, 2010.

The Funds did not have any purchases or sales of U.S. Government securities for the year ended June 30, 2011.

NOTE 4.

Federal Income Taxes. It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified within the capital accounts.

The following information is presented on an income tax basis as of June 30, 2011:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Value Opportunities	Capital Income	High Yield
Tax cost of investments	$460,418,719	$1,151,205,500	$1,504,069,118	$319,367,611	$81,265,637	$7,446,935	$223,057,017
Gross unrealized appreciation	29,408,639	70,259,180	91,732,586	49,751,845	11,306,471	297,710	8,103,593
Gross unrealized depreciation	(105,283,190)	(283,973,695)	(253,509,181)	(42,594,899)	(7,081,934)	(117,095)	(3,253,107)
Net unrealized appreciation (depreciation) on investments	(75,874,551)	(213,714,515)	(161,776,595)	7,156,946	4,224,537	180,615	4,850,486
Distributable ordinary income (as of 6/30/11)	5,573,244	15,119,527	668,761	—	1,430,002	76,927	6,791,093
Distributable long-term gains (as of 6/30/11)	—	—	—	—	442,058	—	2,411,752
Total distributable earnings	5,573,244	15,119,527	668,761	—	1,872,060	76,927	9,202,845
Other accumulated losses	(753,434,140)	(1,118,062,651)	(353,982,325)	(15,455,203)	(307,179)	(767)	(566,707)
Total accumulated gains (losses)	$(823,735,447)	$(1,316,657,639)	$(515,090,159)	$(8,298,257)	$5,789,418	$256,775	$13,486,624

As of the close of business on December 31, 2010, in exchange for shares the Advisor transferred assets valued at $3,298,650 to the Capital Income Fund. As a result of the tax-free transfers, the Capital Income Fund acquired $30,179 of unrealized appreciation for tax purposes. As of June 30, 2011, the Capital Income Fund held securities with $28,274 of net unrealized appreciation relating to the transfers.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments. These differences are due primarily to differing treatment for items such as in-kind redemptions, net operating losses, foreign currency gain/loss transactions, and transfers in-kind.

	Paid- in Capital	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss) on Securities
Diversified Value	$—	$—	$—
Large Cap Value	257,199	—	(257,199)
Mid-Cap Value	—	—	—
Small Cap Value	(562,964)	586,369	(23,405)
Value Opportunities	—	(6,102)	6,102
Capital Income	(30,179)	—	30,179
High Yield	64,585	68	(64,653)

The tax components of distributions paid during the fiscal years ended June 30, 2011 and 2010, capital loss carryovers as of June 30, 2011, and tax basis post-October losses as of June 30, 2011, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	June 30, 2011				June 30, 2010
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Post- October Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Diversified Value	$3,850,337	$—	$(753,434,140)[1]	$—	$10,177,439	$—
Large Cap Value	1,705,504	—	(1,117,291,671)[1]	—	35,935,895	—
Mid-Cap Value	3,701,095	—	(353,982,325)[1]	—	11,134,207	—
Small Cap Value	354,319	—	(10,875,844)[2]	(4,579,359)	1,074,497	—
Value Opportunities	594,006	—	—	(6,102)[3]	748,471	—
Capital Income*	150,469	—	—	—	—	—
High Yield	20,868,402	659,737	—	—	8,272,842	—

* The Fund commenced operations on December 31, 2010.

1 Expires from 6/30/2017 to 6/30/2018.

2 Expires on 6/30/2017.

3 Post-October currency loss.

As of and during the year ended June 30, 2011, the Trust did not have a liability for any unrecognized tax benefits. The Trust recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended June 30, 2011, the Trust did not incur any interest or penalties. The tax years ended June 30, 2008 through June 30, 2011 remain open and subject to examination by tax jurisdictions.

NOTE 5.

Capital Share Transactions. Transactions in capital shares for each class were as follows:

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2011
Diversified Value Fund
Class I	9,063,743	$84,516,357	331,261	$3,153,607	(18,252,601)	$(167,482,470)	(8,857,597)	$(79,812,506)
Class A	1,775,147	16,177,915	37,457	358,088	(2,994,213)	(28,657,112)	(1,181,609)	(12,121,109)
Class C	28,736	263,989	4,199	39,850	(550,265)	(5,171,046)	(517,330)	(4,867,207)
Total net increase (decrease)	10,867,626	100,958,261	372,917	3,551,545	(21,797,079)	(201,310,628)	(10,556,536)	(96,800,822)
Large Cap Value Fund
Class I^	11,670,128	188,092,474	69,479	1,118,612	(12,935,580)	(202,979,846)	(1,195,973)	(13,768,760)
Class A	13,456,972	203,875,840	28,671	459,024	(33,141,324)	(526,050,068)	(19,655,681)	(321,715,204)
Class C	119,277	1,843,113	—	—	(813,915)	(12,683,813)	(694,638)	(10,840,700)
Class R	168,158	2,687,617	—	—	(457,344)	(7,322,516)	(289,186)	(4,634,899)
Total net increase (decrease)	25,414,535	396,499,044	98,150	1,577,636	(47,348,163)	(749,036,243)	(21,835,478)	(350,959,563)
Mid-Cap Value Fund
Class I	11,457,820	268,464,741	133,711	3,091,411	(16,711,568)	(362,229,904)	(5,120,037)	(90,673,752)
Class A	2,140,945	49,682,049	11,697	268,444	(4,595,466)	(105,424,146)	(2,442,824)	(55,473,653)
Class C	296,806	6,594,390	—	—	(560,030)	(12,100,770)	(263,224)	(5,506,380)
Class R	55,236	1,257,221	55	1,259	(109,759)	(2,481,368)	(54,468)	(1,222,888)
Total net increase (decrease)	13,950,807	325,998,401	145,463	3,361,114	(21,976,823)	(482,236,188)	(7,880,553)	(152,876,673)
Small Cap Value Fund
Class I	2,122,618	85,562,223	3,328	135,240	(1,613,031)	(62,022,961)	512,915	23,674,502
Class A	1,495,708	58,804,285	683	27,750	(1,534,006)	(55,671,977)	(37,615)	3,160,058
Class C	219,582	8,286,450	—	—	(75,395)	(2,791,094)	144,187	5,495,356
Total net increase (decrease)	3,837,908	152,652,958	4,011	162,990	(3,222,432)	(120,486,032)	619,487	32,329,916

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2011
Value Opportunities Fund
Class I	661,205	$12,796,546	15,038	$280,771	(437,749)	$(7,961,186)	238,494	$5,116,131
Class A	2,180,195	43,268,913	7,314	136,781	(1,989,792)	(36,800,821)	197,717	6,604,873
Class C	235,941	4,511,089	1,791	32,156	(142,124)	(2,558,691)	95,608	1,984,554
Total net increase (decrease)	3,077,341	60,576,548	24,143	449,708	(2,569,665)	(47,320,698)	531,819	13,705,558
Capital Income Fund+
Class I*	744,592	7,495,847	13,686	142,260	(9,707)	(99,805)	748,571	7,538,302
Class A**	8,368	86,771	85	889	(573)	(5,842)	7,880	81,818
Total net increase (decrease)	752,960	7,582,618	13,771	143,149	(10,280)	(105,647)	756,451	7,620,120
High Yield Fund
Class I***	13,262,284	169,337,240	925,870	11,784,662	(7,299,094)	(94,184,191)	6,889,060	86,937,711
Class A	3,116,008	39,947,495	272,528	3,456,132	(1,006,952)	(12,879,276)	2,381,584	30,524,351
Total net increase (decrease)	16,378,292	209,284,735	1,198,398	15,240,794	(8,306,046)	(107,063,467)	9,270,644	117,462,062
Year Ended June 30, 2010
Diversified Value Fund
Class I	4,972,666	41,350,065	1,045,965	8,493,234	(16,436,717)	(129,371,439)	(10,418,086)	(79,528,140)
Class A	522,457	4,223,233	80,860	659,817	(3,816,820)	(30,671,843)	(3,213,503)	(25,788,793)
Class C	153,083	1,262,454	21,837	177,316	(847,963)	(6,936,973)	(673,043)	(5,497,203)
Total net increase (decrease)	5,648,206	46,835,752	1,148,662	9,330,367	(21,101,500)	(166,980,255)	(14,304,632)	(110,814,136)
Large Cap Value Fund
Class I	25,070,013	352,828,596	1,393,942	14,510,940	(34,132,258)	(454,373,507)	(7,668,303)	(87,033,971)
Class A	21,200,143	288,574,600	1,570,657	16,303,426	(35,228,715)	(487,066,216)	(12,457,915)	(182,188,190)
Class C	202,449	2,651,952	64,665	666,047	(1,318,327)	(17,703,356)	(1,051,213)	(14,385,357)
Class R	266,107	3,662,651	34,066	357,350	(840,146)	(11,419,061)	(539,973)	(7,399,060)
Total net increase (decrease)	46,738,712	647,717,799	3,063,330	31,837,763	(71,519,446)	(970,562,140)	(21,717,404)	(291,006,578)
Mid-Cap Value Fund
Class I	17,043,465	309,569,795	434,374	7,727,506	(31,010,770)	(566,870,167)	(13,532,931)	(249,572,866)
Class A	3,977,627	71,499,896	62,674	1,108,079	(8,508,970)	(150,031,070)	(4,468,669)	(77,423,095)
Class C	312,381	5,449,500	8,473	141,750	(604,972)	(10,228,974)	(284,118)	(4,637,724)
Class R	97,352	1,761,632	479	8,560	(239,555)	(4,422,500)	(141,724)	(2,652,308)
Total net increase (decrease)	21,430,825	388,280,823	506,000	8,985,895	(40,364,267)	(731,552,711)	(18,427,442)	(334,285,993)
Small Cap Value Fund
Class I	1,988,405	62,418,930	9,658	284,582	(4,476,881)	(130,958,370)	(2,478,818)	(68,254,858)
Class A	1,411,117	48,237,777	1,835	55,335	(651,007)	(20,085,060)	761,945	28,208,052
Class C	98,402	3,111,570	201	5,579	(39,990)	(1,194,077)	58,613	1,923,072
Total net increase (decrease)	3,497,924	113,768,277	11,694	345,496	(5,167,878)	(152,237,507)	(1,658,260)	(38,123,734)
Value Opportunities Fund
Class I	632,910	10,063,236	22,673	328,752	(654,387)	(8,215,374)	1,196	2,176,614
Class A	1,251,634	19,076,092	12,357	179,550	(674,733)	(10,186,329)	589,258	9,069,313
Class C	75,156	1,136,877	3,299	46,251	(196,120)	(2,770,658)	(117,665)	(1,587,530)
Total net increase (decrease)	1,959,700	30,276,205	38,329	554,553	(1,525,240)	(21,172,361)	472,789	9,658,397

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2010
High Yield Fund****
Class I	4,801,401	$58,007,943	508,218	$6,077,968	(135,404)	$(1,636,737)	5,174,215	$62,449,174
Class A	1,732,205	20,773,851	122,212	1,458,442	(242,963)	(2,942,288)	1,611,454	19,290,005
Total net increase (decrease)	6,533,606	78,781,794	630,430	7,536,410	(378,367)	(4,579,025)	6,785,669	81,739,179

^  Includes an in-kind redemption which resulted in a realized gain of $290,071.

+  As of June 30, 2011, the Capital Income Fund had a single shareholder, Hotchkis and Wiley Capital Management, LLC, which individually held 47.1% of the total shares outstanding of the Capital Income Fund.

*  For the period December 31, 2010 (commencement of operations) to June 30, 2011.

**  For the period February 28, 2011 (commencement of operations) to June 30, 2011.

***  Includes an in-kind redemption which resulted in a realized gain of $64,585.

****  As of June 30, 2010, the High Yield Fund had a single shareholder, Hotchkis and Wiley Capital Management, LLC, which individually held 11.5% of the total shares outstanding of the High Yield Fund.

NOTE 6.

Investments in Affiliated Issuers. An issuer in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer is an "affiliated" issuer as defined in the 1940 Act. A schedule of each Fund's investments in securities of affiliated issuers held during the year ended June 30, 2011, is set forth below:

Mid-Cap Value Fund

Issuer Name	Share Balance At July 1, 2010	Additions	Reductions	Share Balance At June 30, 2011	Dividend Income	Value At June 30, 2011
Valassis Communications, Inc.+	1,554,400	1,470,500	322,000	2,702,900	$—	$81,897,870
					$—

+ Non-income producing security.

Small Cap Value Fund

Issuer Name	Share Balance At July 1, 2010	Additions	Reductions	Share Balance At June 30, 2011	Dividend Income	Value At June 30, 2011
Hudson Highland Group, Inc.*+	1,624,700	—	—	1,624,700	$—	$8,692,145
Overhill Farms, Inc.+	780,200	109,000	—	889,200	—	4,935,060
					$—

* Issuer was not an affiliate as of June 30, 2011.

+ Non-income producing security.

Value Opportunities Fund

Issuer Name	Share Balance At July 1, 2010	Additions	Reductions	Share Balance At June 30, 2011	Dividend Income	Value At June 30, 2011
Tree.com, Inc.+	256,000	320,400	23,200	553,200	$—	$2,832,384
					$—

+ Non-income producing security.

NOTE 7.

Securities Lending. Effective December 2007, the Funds entered into a securities lending arrangement with Brown Brothers Harriman & Co. (the "Custodian"). Under the securities lending agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned plus accrued interest. The total market value of securities on loan for each Fund as of June 30, 2011 is disclosed on the Schedule of Investments. The cash collateral is invested in short-term instruments as noted on the Schedule of Investments. Income earned from these investments is included in "Securities on loan" on the Statement of Operations and is allocated to each Fund based on each Fund's proportion of the total cash collateral received. Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, the Custodian has agreed to indemnify the Funds from losses resulting from a borrower's failure to return a loaned security. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received.

A portion of the income generated by the investment of the collateral, net of any rebates paid by the Custodian to borrowers, is remitted to the Custodian as lending agent, and the remainder is paid to the applicable Fund.

NOTE 8.

Indemnifications. Under the Trust's organizational documents and indemnification agreements between each independent Trustee and the Trust, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

NOTE 9.

Risk Factors. Investing in a Fund may involve certain risks including, but not limited to, those described below.

Lower rated debt securities generally have higher rates of interest and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

The prices of, and the income generated by, most debt securities held by a Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in a Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities.

The prices of, and the income generated by, the common stocks and other equity securities held by a Fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Certain funds, accounts, individuals or affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds' shares. Redemptions by these entities of their holdings in the Funds may impact the Funds' liquidity and NAV. These redemptions may also force the Funds to sell securities.

NOTE 10.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs." ASU No. 2011-04 requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities will need to disclose the following:

1)  the amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers, and

2)  for Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the entity's valuation processes, and a narrative description of the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs.

Management is currently evaluating the impact ASU No. 2011-04 will have on the Funds' financial statement disclosures.

NOTE 11.

The Regulated Investment Company Modernization Act. On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed by The President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies ("RICs") since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are described below.

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains. Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

NOTE 12.

Subsequent Events. The Large Cap Value Fund declared distributions from net investment income payable on July 8, 2011 to shareholders of record on July 7, 2011. The distributions from Class I shares were $5,426,422 or $0.16 per share, Class A shares were $2,061,315 or $0.12 per share, Class C shares were $126,995 or $0.06 per share and Class R shares were $85,268 or $0.10 per share.

NOTE 13.(UNAUDITED)

Federal Tax Disclosure. The Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended June 30, 2011.

For the year ended June 30, 2011, the following percentages of ordinary distributions paid qualify for the dividend received deduction available to corporate shareholders: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 100.00%, Small Cap Value Fund — 100.00%, Value Opportunities Fund — 100.00%, Capital Income Fund — 41.34%, High Yield Fund — 3.66%.

For the year ended June 30, 2011, the following percentages of ordinary distributions paid are designated as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 100.00%, Small Cap Value Fund — 100.00%, Value Opportunities Fund — 100.00%, Capital Income Fund — 55.64%, High Yield Fund — 3.66%. Shareholders should consult their tax advisors.

Additional Information Applicable to Foreign Shareholders Only. For the year ended June 30, 2011, the Funds designate the following percentages of ordinary distributions paid as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c): Diversified Value Fund — 0.47%, Large Cap Value Fund — 0.17%, Mid-Cap Value Fund — 0.98%, Small Cap Value Fund — 0.69%, Value Opportunities Fund — 0.80%, Capital Income Fund — 58.46%, High Yield Fund — 85.55%. For the year ended June 30, 2011, the following percentages of ordinary income distributions paid are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c): Diversified Value Fund — 0.00%, Large Cap Value Fund — 0.00%, Mid-Cap Value Fund — 0.00%, Small Cap Value Fund — 0.00%, Value Opportunities Fund — 0.00%, Capital Income Fund — 0.00%, High Yield Fund — 28.29%.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Hotchkis and Wiley Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Value Opportunities Fund, Capital Income Fund and High Yield Fund (constituting the Hotchkis and Wiley Funds, hereafter referred to as the "Funds") at June 30, 2011, the results of each of their operations for the period then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLC

Los Angeles, California
August 19, 2011

Fund Expense Examples (Unaudited)

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs such as initial sales charges (loads) on purchase payments and contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period (January 1, 2011 – June 30, 2011).

The table below illustrates the Funds' costs in two ways:

Based on Actual Fund Returns. This section provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Based on Hypothetical 5% Yearly Returns. This section provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Based on Actual Fund Returns				Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11 - 6/30/11		Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11 - 6/30/11	Annualized Expense Ratio
Diversified Value Fund
Class I	$1,000.00	$1,035.20	$4.79		$1,000.00	$1,020.08	$4.76	0.95%
Class A	1,000.00	1,034.00	6.05		1,000.00	1,018.84	6.01	1.20
Class C	1,000.00	1,030.10	9.82		1,000.00	1,015.12	9.74	1.95
Large Cap Value Fund
Class I	1,000.00	1,036.70	5.30		1,000.00	1,019.59	5.26	1.05
Class A	1,000.00	1,035.00	6.56		1,000.00	1,018.35	6.51	1.30
Class C	1,000.00	1,031.30	10.32		1,000.00	1,014.63	10.24	2.05
Class R	1,000.00	1,033.50	7.82		1,000.00	1,017.11	7.75	1.55
Mid-Cap Value Fund
Class I	1,000.00	1,040.90	5.26		1,000.00	1,019.64	5.21	1.04
Class A	1,000.00	1,039.50	6.52		1,000.00	1,018.40	6.46	1.29
Class C	1,000.00	1,035.30	10.29		1,000.00	1,014.68	10.19	2.04
Class R	1,000.00	1,038.30	7.78		1,000.00	1,017.16	7.70	1.54
Small Cap Value Fund
Class I	1,000.00	1,043.30	5.37		1,000.00	1,019.54	5.31	1.06
Class A	1,000.00	1,041.80	6.63		1,000.00	1,018.30	6.56	1.31
Class C	1,000.00	1,038.30	10.41		1,000.00	1,014.58	10.29	2.06
Value Opportunities Fund
Class I	1,000.00	1,082.50	5.68		1,000.00	1,019.34	5.51	1.10
Class A	1,000.00	1,080.90	6.97		1,000.00	1,018.10	6.76	1.35
Class C	1,000.00	1,077.30	10.82		1,000.00	1,014.38	10.49	2.10
Capital Income Fund
Class I	1,000.00	1,059.00	4.08		1,000.00	1,020.83	4.01	0.80
Class A	1,000.00	1,017.40	3.54	**	1,000.00	1,019.59	5.26	1.05
High Yield Fund
Class I	1,000.00	1,044.90	3.55		1,000.00	1,021.32	3.51	0.70
Class A	1,000.00	1,043.70	4.81		1,000.00	1,020.08	4.76	0.95

* Expenses are equal to the Funds' annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by the number of days in the most recent fiscal year (365).

** Actual expenses are equal to the Fund's annualized expense ratio for Class A multiplied by the average account value over the period, multiplied by 122/365 (to reflect the commencement of operations to June 30, 2011).

Board Considerations in Approving Continuation of Investment Advisory Agreements (Unaudited)

Background and Approval Process. Hotchkis and Wiley Capital Management, LLC (the "Advisor") serves as investment adviser to the Hotchkis and Wiley Large Cap Value Fund, the Hotchkis and Wiley Mid-Cap Value Fund, the Hotchkis and Wiley Small Cap Value Fund, the Hotchkis and Wiley Value Opportunities Fund, the Hotchkis and Wiley Diversified Value Fund and the Hotchkis and Wiley High Yield Fund (each a "Fund") pursuant to separate investment advisory agreements (the "Advisory Agreements") with the Hotchkis and Wiley Funds (the "Trust"). The Advisory Agreements were initially approved by the Board of Trustees at the inception of each Fund for two-year terms. The Advisory Agreements continue thereafter if approved annually by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Advisory Agreements. The Advisory Agreements for each Fund were most recently considered by the Board at a meeting held in May 2011.

As part of the annual contract review process, the Independent Trustees, through their independent legal counsel, requested and received extensive materials, including information relating to (i) the nature, extent and quality of services provided by the Advisor, including compliance with legal requirements, (ii) short-term and long-term performance of each Fund relative to peer groups, their Lipper fund category and market indices, (iii) the costs of the services provided and the Advisor's profitability with respect to the management of each Fund, (iv) the extent to which the Advisor has in the past or is likely in the future to experience economies of scale in connection with the investment advisory services it provides to each Fund, (v) the expense ratios of each Fund as compared with the expense ratios of their peer group and their Lipper fund category and (vi) any benefits to the Advisor and its affiliates from its relationship with the Funds. The Independent Trustees also requested and received information specifically related to the Advisor's risk controls and risk evaluation process. The Independent Trustees noted that the information provided by the Advisor was thorough and responsive to their requests. The information provided in response to their request supplemented information received by the Board throughout the year, both in writing and in meetings, regarding the Funds, including Fund performance, expense ratios, portfolio composition and regulatory compliance. The Independent Trustees also held a conference call with their independent legal counsel to review the materials provided by the Advisor and reviewed and discussed a legal memorandum regarding, among other things, the duties of directors/trustees under the 1940 Act and relevant state law in reviewing and approving investment advisory contracts. The Independent Trustees, through their independent legal counsel, then provided follow-up questions to the Advisor to which they received responses in advance of the May Board meeting.

At the Board meeting, representatives of the Advisor discussed certain responses with the Trustees and responded to their further questions. The Trustees considered the factors set out in case law and identified by the Securities and Exchange Commission as most relevant in considering the renewal of investment advisory agreements. The Trustees considered these and other factors, as summarized in more detail below, and concluded that the terms of each Advisory Agreement are fair and reasonable and the continuance of each Agreement is in the best interests of the applicable Fund. No single factor was determinative in the Board's analysis.

Nature, Extent and Quality of Services. As part of the Board's decision-making process, the Trustees noted that the Advisor and its predecessors have managed the Funds and their predecessors since their inception, and the Trustees believe that a long-term relationship with a capable, conscientious investment adviser is in the best interests of the Funds. The Board also considered that shareholders invest in a Fund specifically seeking the Advisor's investment expertise and style. The Board also noted that when shareholders invest in a Fund, they know the advisory fee that is paid by the Fund. In this connection, the Trustees considered, in particular, whether each Fund is managed in accordance with its investment objective and policies as disclosed to shareholders. The Trustees concluded that each Fund is managed consistent with its investment objective and policies.

The Trustees reviewed information regarding various services provided by the Advisor to the Funds, including an organizational chart and background information on personnel performing such services. The Trustees also reviewed each Fund's performance and information regarding the Advisor's investment program, which is driven by team-oriented, in-depth, fundamental research. The Trustees considered the depth and quality of the Advisor's investment process, the low turnover rates of the Advisor's key personnel, the overall stability of the Advisor's organization, and the experience, capability and integrity of its senior management. The Trustees considered the portfolio managers' significant investments in the Funds. The Trustees reviewed the Trust's compliance program and the Advisor's commitment to a rigorous compliance effort and the resultant compliance by the Funds and the Advisor with legal requirements.

The Trustees also considered other non-advisory services provided to the Funds, such as the services of Advisor employees as officers and other personnel provided that are necessary for Fund operations. The Trustees particularly noted that the services of the Trust's Chief Compliance Officer are provided to the Funds at no cost to the Funds. The Trustees noted that the Advisor organizes Board meetings and the preparation of Board meeting materials, and those Advisor employees serving as Trust officers oversee and manage the other Fund service providers.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided (and expected to be provided) to each Fund under its Advisory Agreement were of a high level and were very satisfactory.

Investment Performance of the Funds and the Advisor. The Trustees noted that they review data on the short-term and long-term performance of the Funds in connection with each quarterly Board meeting. For the contract review meeting, the Trustees reviewed a report prepared by the Trust's administrator based on information compiled from Lipper Inc., an independent provider of data to mutual fund boards (the "Report"), that compared the performance of Class I shares of each Fund to that of a small group of funds that are similar primarily in terms of investment styles (each, a "Peer Group"). Performance information through March 2011 was provided by the Advisor as well. Since some Peer Group funds' advisory contracts include administration services, the Report included administration fees with advisory fees for comparability. The Trust's administrator provided a supplemental report comparing the performance of each Fund's Class I shares to that of the median of the most comparable Lipper universe, but the Advisor noted, and the Independent Trustees agreed, that the Funds' performance compared to that of the Peer Groups was more relevant.

The Board considered the performance information for each Fund, noting that each Fund significantly outperformed its Peer Group median for the 1-year period ended December 31, 2010. The Board considered that each equity Fund outperformed its Peer Group median for the 3-year period ended December 31, 2010, except for the Large Cap Value Fund. The Board noted that the High Yield Fund's inception date was March 31, 2009, so 3-year performance was not yet available. The Board noted that each equity Fund underperformed its Peer Group median for the 5-year period ended December 31, 2010, except for the Value Opportunities Fund, and that each Fund with 10-year performance (i.e., the Large Cap Value, Mid Cap Value and Small Cap Value Funds) outperformed its Peer Group median for such period. The Board also noted that each Fund outperformed its benchmark index(es) for the 1-year period covered in the Report.

The Trustees considered the Advisor's efforts to address prior under-performance issues, particularly the Advisor's increased emphasis on risk assessment, and noted the significant improvements in the Funds' performance over the past two years.

Fees, Expenses and Profitability. The Trustees reviewed information provided by the Advisor and data contained in the Report and in the supplemental report regarding the Funds' advisory fees and expense ratios, including information regarding any expense caps for the Funds. The Trustees reviewed data in the Report showing how the Funds' advisory fees and expense ratios compared to those of their respective Peer Groups. The Trustees reviewed supplemental information from the administrator regarding median advisory fees and expense ratios of the most comparable Lipper universe. The Trustees also reviewed information provided by the Advisor on advisory fees charged by the Advisor for subadvisory services it provides to other mutual funds and advisory fees it charges to its separate account clients with investment objectives and policies similar to those of the Funds. The Trustees considered a list of the many additional functions performed for the Funds that the Advisor does not perform for its separate account and subadvisory clients. The Trustees noted that even though the Funds require more services and have higher costs, and even though it is generally acknowledged that managing mutual funds subjects an investment adviser to more legal and regulatory risk than is the case with separate accounts, the fees charged to each Fund other than the Diversified Value, Large Cap Value and High Yield Funds are the same as or lower than the Advisor's current standard fee schedules for its separate account clients.

With respect to the advisory fee for each Fund, the Trustees noted that the Report showed that the Small Cap Value and Value Opportunities Funds' net advisory fees (including administration fees) were lower than these Funds' Peer Group medians, that the High Yield Fund's net advisory fee (including administration fees) was essentially the same as its Peer Group median, and that the Diversified Value, Large Cap Value and Mid-Cap Value Funds' advisory fees (including administration fees) were somewhat higher than their Peer Group medians. The Trustees noted that the Advisor had agreed to add breakpoints to the fee schedule for the Large Cap Value, Mid-Cap Value and Diversified Value Funds effective January 1, 2007, but that lower asset levels in 2010 meant that the breakpoints did not have an impact on the advisory fees. They noted that the Advisor uses a research-intensive process where other firms, including those advising Peer Funds, might use investment processes that are less research-intensive. With respect to the expense ratios for the Funds, the Trustees noted that the Report showed that the Large Cap Value, Mid-Cap Value and Diversified Value Funds' net expense ratio was higher than the median of their Peer Group, and the Small Cap Value, Value Opportunities and High Yield Funds' net expense ratio was lower than the median of their Peer Group. The Trustees noted the quality of the Advisor's investment process and concluded that the advisory fee and expense ratios were fair and reasonable for each Fund.

The Trustees reviewed information concerning profitability to the Advisor under the Advisory Agreements, including information regarding the methodology for allocating expenses. The Trustees reviewed data regarding the Advisor's variable expenses and fixed expenses. The Trustees considered that in 2010, as well as in 2009, the Advisor had absorbed over $1 million of costs above expense caps for the Funds for which it would not be reimbursed, and has agreed to continue to do so, noting that annualized expense ratios continue to be above the expense cap for the Large Cap Value, Diversified Value and High Yield Funds. The Trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available, and that profitability may be affected by numerous factors, so that the comparability of profitability among advisory firms is limited. The Trustees noted the importance of the Advisor's profitability — which is derived solely from investment management fees — in maintaining its entrepreneurial environment in a private, primarily employee-owned structure. They noted that the Advisor's compensation/profit structure facilitates retention of its management and investment professionals. They also noted that from time to time the Advisor had voluntarily limited growth of assets by closing certain Funds to new investors. The Trustees noted that closing Funds was financially disadvantageous to the Advisor, and illustrated a commitment to act in the best interests of Fund shareholders. The Trustees concluded that the level of profitability to the Advisor under the Advisory Agreements appeared to be not excessive.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees considered information regarding the investment, compliance and client service personnel and the new fixed-income portfolio managers who have been hired by the Advisor over the past few years, and the increase in technology spending. The Trustees concluded that the Funds' shareholders share in the additional services, investment in talented employees and capital improvements provided by the Advisor without an increase in advisory fees. The Trustees also noted that the addition of breakpoints to the Large Cap Value, Mid-Cap Value and Diversified Value Funds has in the past enabled, and may in the future enable, shareholders to share in economies of scale.

Indirect Benefits to the Advisor from its Relationship to the Funds. The Trustees considered information regarding any indirect benefits to the Advisor that could be identified from its relationship to the Funds. In particular, the Trustees considered any benefits from soft dollar arrangements. The Trustees noted that, while the Advisor had not historically used the Funds' commissions to pay for research, other than for proprietary research from brokers that was "bundled" with the commission cost, at the May Board meeting the Advisor had requested the ability to use commission sharing arrangements that would permit the Advisor to pay for third-party research with the equity Funds' soft dollars. The Trustees considered that the bundled research services and the use of commission sharing arrangements are expected to provide valuable information or service to the investment research process, which benefits the Funds (as well as the Advisor's other clients). The Trustees noted that the ability to use the Funds' soft dollars to obtain third-party research would be a fallout benefit to the Advisor. The Trustees also noted that the commissions paid by the Funds are generally quite low and that the Advisor stated, in asking the Board to permit the use of commission sharing arrangements to obtain research for the Funds, that this would not affect best execution and the Funds should bear no additional costs as a result of these arrangements.

* * * *

Based on their review, including their consideration of each of the factors referred to above, the Trustees, including all of the Independent Trustees, concluded that the terms of each Advisory Agreement are fair and reasonable and that the renewal of each Agreement is in the best interests of each Fund.

Board Considerations in Approving the Investment Advisory Agreement for the
Capital Income Fund

The Board of Trustees of the Hotchkis and Wiley Funds (the "Trust"), including the Independent Trustees, approved the Investment Advisory Agreement (the "Advisory Agreement") between the Trust on behalf of the Hotchkis and Wiley Capital Income Fund (the "Fund") and Hotchkis and Wiley Capital Management, LLC (the "Advisor"), at a meeting held on November 17, 2010. The Board determined that the terms of the Advisory Agreement are fair and reasonable and that the Agreement is in the best interests of the Fund.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving investment advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Advisory Agreement, the Independent Trustees participated in a special meeting in October 2010 at which the portfolio managers discussed their background and relevant experience and their investment strategy for the Fund. The Independent Trustees then received a report from the Advisor in advance of the November 2010 Board meeting responding to an information request contained in a memorandum from counsel to the Independent Trustees. The report, among other things, outlined the services to be provided by the Advisor; the proposed advisory fee for the Fund as compared to fees charged by investment advisers to comparable funds (noting that the Advisor does not currently have any other clients for which it manages in this style); estimated expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and estimated profitability from the Advisory Agreement; any fall-out benefits to the Advisor; and information on the Advisor's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

In reviewing the Advisory Agreement, the Board considered the nature, quality and extent of services to be provided by the Advisor. The Board considered that the Advisor will be responsible for the overall management and administration of the Fund. The Board noted the background and experience of the portfolio managers and their investment style. At the preliminary meeting held in October 2010 and at the November 2010 meeting, the Trustees received presentations from the portfolio managers and were able to ask questions about the proposed investment strategies for the Fund, how portfolio trades would be executed, and how the Advisor's compliance program would apply for the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services to be provided to the Fund by the Advisor under the Advisory Agreement are expected to be satisfactory.

The Board considered the advisory fees to be paid under the Advisory Agreement. The Board reviewed data compiled by the Advisor from information prepared by Lipper Inc., an independent source, showing the proposed advisory fee and the estimated expense ratio of the Fund as compared to the advisory fees and expense ratios of the institutional class of a peer group selected by the Advisor based on investment objective and portfolio composition. Based on the information provided, the Board noted that the Fund's proposed advisory fee was above the median of the peer group and that the Fund's expense ratio, taking into consideration the two year expense limitation to which the Advisor agreed, was slightly above the median expense ratio of the peer group, and also noted the impact on the data of the two funds in the peer group each having over $39 billion in assets under management. Since the Fund is newly organized, the Board did not consider investment performance of the Fund, but it did consider the performance of the Hotchkis and Wiley High Yield Fund, for which one of the portfolio managers serves as co-portfolio manager. On the basis of all the information provided on the fees and expenses of the Fund, the Board concluded that the advisory fees were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Advisor under the Advisory Agreement.

The Board noted that the Advisor anticipates that, in time, there may be economies of scale from managing the Fund as Fund assets grow, and that, in the meantime, the Advisor intends to minimize the impact of high expense ratios typical of a recently-formed small fund by agreeing to cap expenses for the first two years of operations. The Board noted that the Advisor stated that as Fund assets grow and expense ratios decrease below the expense caps, the Advisor will continue to invest in the investment team. The Board took the costs to be borne by the Advisor in connection with its services to be performed under the Advisory Agreement into consideration and noted that the Advisor estimated the Fund would not be profitable to the Advisor in the near term. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor its being associated with the Trust.

* * * *

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Advisory Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Management (Unaudited)

INDEPENDENT TRUSTEES

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Randall H. Breitenbach (born 1960)	Trustee(a)	Since 2001	Co-Founder, Director and CEO, BreitBurn Energy Company, LLC and President, BreitBurn Energy Partners, L.P. (1988 — present); Chairman Emeritus, Finance Committee, Stanford University PIC Endowment (1999 — present).	Seven	BreitBurn Energy Partners, L.P.; BreitBurn Energy Company, LLC

Robert L. Burch III (born 1934)	Trustee	Since 2001	Managing Partner, A.W. Jones Co. (investments) (1984 — present); Chairman, Jonathan Mfg. Corp. (slide manufacturing) (1977 — 2004).	Seven	None

Alejandra C. Edwards, Ph.D. (born 1954)	Trustee	Since 2007	California State University — Long Beach: Associate Chair Economics (2001 — present); Graduate Advisor Economics (2000 — present); Professor of Economics (1994 — present).	Seven	None

Marcy Elkind, Ph.D. (born 1947)	Trustee	Since 2005	President, Elkind Economics, Inc. (1980 — present).	Seven	None

Robert Fitzgerald (born 1952)	Trustee(b)	Since 2005	Chief Financial Officer of National Retirement Partners, Inc. (2005 — 2007); Executive Vice President and Chief Financial Officer of PIMCO Advisors L.P. (1995 — 2001).	Seven	Independent Trustee, Brandes Investment Trust (5 portfolios).

John A.G. Gavin (born 1931)	Trustee Chairman	Since 2001 Since 2007	Senior Counselor, Hicks Holdings (private equity investment firm) (2001 — present); Chairman, Gamma Holdings (international capital and consulting) (1968 — present); U.S. Ambassador to Mexico (1981 — 1986).	Seven	Independent Trustee: Causeway Capital Management Trust (3 portfolios); TCW Strategic Income Fund, Inc. (1 portfolio); TCW Funds, Inc. (27 portfolios).

Donald Morrison, Ph.D. (born 1939)	Trustee	Since 2007	The William E. Leonhard Professor in the Anderson Graduate School of Management at the University of California, Los Angeles (1988 — present).	Seven	None

*  Each Independent Trustee serves until his or her successor is elected and qualified or until his or her death or resignation or removal as provided in the Trust's Agreement and Declaration of Trust.

(a)  Chairman of the Nominating and Governance Committee.

(b)  Chairman of the Audit Committee.

INTERESTED TRUSTEE

Name and Year of Birth	Position Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
George H. Davis, Jr.* (born 1961)	Trustee	Since 2007	Chief Executive Officer and Portfolio Manager of Hotchkis and Wiley Capital Management, LLC (the "Advisor") (2001 — present).	Seven	None

*  Mr. Davis is an "interested person," as defined in the 1940 Act, of the Trust based on his position as Chief Executive Officer and Portfolio Manager of the Advisor.

**  As Trustee, Mr. Davis serves until his successor is elected and qualified or until his death or resignation or removal as provided in the Trust's Agreement and Declaration of Trust.

OFFICERS

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Anna Marie Lopez (born 1967)	President	Since 2007	Chief Operating Officer of the Advisor (2007 — present); Chief Compliance Officer of the Advisor (2001 — 2007).

Mark McMahon (born 1968)	Vice President and Secretary	Since 2006	Managing Director, Mutual Fund Operations of the Advisor (2006 — present); Client Relations Manager of Boston Financial Data Services (1991 — 2006).

James Menvielle (born 1972)	Vice President and Treasurer	Since 2007	Chief Financial Officer of the Advisor (2006 — present); Controller of Metropolitan West Asset Management, LLC (1998 — 2006); Chief Financial Officer of MWAM Distributors, LLC (2004 — 2006).

Tina Kodama (born 1968)	Vice President and Chief Compliance Officer	Since 2007	Chief Compliance Officer of the Advisor (2007 — present); Director of Compliance of the Advisor (2006 — 2007); Vice President — Compliance of First Pacific Advisors, Inc. (2004 — 2006).

*  Each officer is appointed by and serves at the pleasure of the Board of Trustees of the Trust.

The Statement of Additional Information includes additional information about the Trust's Trustees and officers, and is available without charge upon request by calling the transfer agent at 1-866-HW-FUNDS (1-866-493-8637). The address for all Trustees and officers of the Trust is c/o Hotchkis and Wiley Capital Management, LLC, 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017, attention: Trust Secretary.

Privacy Policy

The Hotchkis and Wiley Funds and Hotchkis and Wiley Capital Management, LLC value our relationship with our clients as our most important asset. We are committed to safeguarding our clients' confidential non-public personal information. Our privacy policy outlines the steps we take to protect our clients' personal information.

We collect non-public personal information about you from the following sources in the normal course of business to serve you better:

•  Information we receive about you on applications, questionnaires or other forms;

•  Information you give us orally or on written or electronic correspondence;

•  Information about your transactions with us, financial intermediaries, or others;

•  Information received from your custodian, consultant, attorneys, or others; and

•  Information provided and captured on our website, including any information captured on our website through the use of "cookies".

We do not sell your personal information to anyone, nor do we disclose your personal information to unaffiliated third parties without the client's authorization, except to your authorized representatives (including your consultant, attorney or accountant). We may disclose your personal information to financial intermediaries (such as broker-dealers and custodians) only as permitted by law and only as necessary for us to provide agreed services and products. We may also disclose your personal information to other service providers with whom we have business arrangements to help administrate our business. These service providers are bound by law or by contract to use your information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. In limited circumstances, we may disclose your personal information as required by law or in response to inquires from governmental authorities.

We limit access to your personal information, as much as possible, to those employees who need to know that information to provide products and services to you. We also maintain physical, electronic and procedural safeguards to guard the privacy of your nonpublic personal information.

We apply this policy to current and former clients.

This page is not part of the annual report.

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Information about the Funds

ADVISOR

Hotchkis and Wiley Capital Management, LLC
725 South Figueroa Street, 39th Floor
Los Angeles, California 90017

LEGAL COUNSEL

Paul Hastings LLP
55 Second Street, 24th Floor
San Francisco, California 94105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, California 90071

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

This report is for the information of shareholders of the Hotchkis and Wiley Funds, but may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Funds.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is included in the Statement of Additional Information, which is available without charge, upon request, by calling 1-866-HW-FUNDS (1-866-493-8637) and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010 is available without charge on the Funds' website at www.hwcm.com and on the SEC's website at http://www.sec.gov.

Hotchkis and Wiley Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available free of charge on the SEC's website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. (1-202-551-8090). The Forms N-Q are also available on the Funds' website at www.hwcm.com under the "Download Center".

HOTCHKIS AND WILEY FUNDS

725 SOUTH FIGUEROA STREET, 39th Floor
LOS ANGELES, CALIFORNIA 90017-5439
www.hwcm.com
1.866.HW.FUNDS (1.866.493.8637)

CODE #HWF-AR-0611-0811

JUNE 30, 2011

ANNUAL REPORT

Item 2 - Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the code of ethics is available without charge, upon request, by calling toll-free 1-800-796-5606.

Item 3 - Audit Committee Financial Expert

The registrant’s Board has determined that Robert Fitzgerald, a member of the registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members.  The Board believes each member of the Audit Committee contributes significantly to the effective oversight of the registrant’s financial statements and condition.

Item 4 - Principal Accountant Fees and Services

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The principal accountant did not provide any other services.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2011	FYE 6/30/2010
Audit Fees	$115,700	$130,800
Audit-Related Fees	$0	$0
Tax Fees	$42,800	$37,500
All Other Fees	$0	$0

The registrant’s Audit Committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services.  The Committee shall pre-approve any engagement of the independent auditors to provide any non-prohibited services to the registrant, including the fees and other compensation to be paid to the independent auditors.   The Chairman of the Audit Committee may grant the pre-approval of services to the registrant for non-prohibited services for engagements of less than $5,000.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting. The Committee shall also pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant.  The Chairman of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser for engagements of less than $5,000.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2011	FYE 6/30/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser for the last two years.  The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2011	FYE 6/30/2010
Registrant	$42,800	$37,500
Registrant’s Investment Adviser	$99,300	$105,000

Item 5 - Audit Committee of Listed Registrants

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6 - Investments

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to open-end investment companies.

Item 10 - Submission of Matters to a Vote of Security Holders

The identification and recommendation of individuals for Board membership is the responsibility of the Nominating and Governance Committee.  Shareholders may submit suggestions for candidates by forwarding their correspondence by U.S. mail or other courier service to the Funds’ Secretary for the attention of the Chairman of the Nominating and Governance Committee, 725 S. Figueroa Street, 39th Floor, Los Angeles, CA 90017-5439.

Item 11 - Controls and Procedures

(a)                                  The officers providing the certifications in this report in accordance with Rule 30a-2 under the Investment Company Act of 1940 (the “Act”) have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act), that such controls and procedures are effective, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There was no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal half-year which has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 - Exhibits

(a)(1) — Code of Ethics: Available without charge, upon request, by calling toll-free 1-800-796-5606.

(a)(2) — Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Attached hereto.

(a)(3) — Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investments companies.

(b)    — Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Hotchkis and Wiley Funds

By:	/s/ Anna Marie Lopez

Anna Marie Lopez
President of Hotchkis and Wiley Funds

Date: August 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Hotchkis and Wiley Funds

By:	/s/ Anna Marie Lopez

Anna Marie Lopez
President of Hotchkis and Wiley Funds

Date: August 25, 2011

By:	/s/ James Menvielle

James Menvielle
Treasurer of Hotchkis and Wiley Funds

Date: August 25, 2011

EXHIBIT INDEX

(a)(2)	Certifications of Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of Principal Executive Officer and Principal Financial Officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.